                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )


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                              Schwab Capital Trust
                           ---------------------------
                (Name of Registrant as Specified in its Charter)


                ------------------------------------------------
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Schwab

MarketManager Portfolios(R)


          Proxy

          March 18, 2002

          ----------------------------------------------------------------------

          PLAIN ENGLISH SUMMARY

          PROXY STATEMENT











          Your vote is important!
          Please read and respond today.

          ----------------------------------------------------------------------

                                                    SCHWAB FUNDS(R)

Schwab
MARKETMANAGER PORTFOLIOS(R)
SHAREHOLDER PROXY

MARCH 18, 2002

--------------------------------------------------------------------------------

 4   PLAIN ENGLISH SUMMARY

     An overview of the four proposals that shareholders are voting on and how the portfolios would be affected.

12   PROXY STATEMENT

     A more detailed discussion of all proposals and additional information.

     XX NOTICE OF MEETING
     The official notice of the shareholder meeting associated with this proxy.

     XX PROPOSAL 1
     To authorize Charles Schwab Investment Management, Inc. (CSIM), subject to board approval, to hire, terminate or replace sub-advisers without shareholder approval.

     XX PROPOSAL 2
     To approve an amendment to the investment advisory and administration agreement with CSIM.

     XX PROPOSAL 3
     To approve sub-advisory agreements.

     XX PROPOSAL 4
     To amend fundamental investment policies.

     XX ADDITIONAL INFORMATION
     Information about the trust and adviser.

     XX EXHIBITS
     Proposed amendment and sub-adviser agreements.





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

SHAREHOLDER MESSAGE


A special meeting of shareholders of all MarketManager Portfolios(R) will take place on May 28, 2002.

You don't need to attend the meeting to participate. It's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by internet, by phone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

Every MarketManager Portfolio has at least one proposal up for a vote. Shareholders of all portfolios are being asked to vote for proposals that would change the way the portfolios operate. These proposals are intended to enable us to manage the portfolios more efficiently. The trustees, including myself, believe these proposals are in the best interests of the shareholders, and we recommend a vote FOR each of them.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the portfolios. Your prompt response will help reduce proxy costs--which the portfolios and their shareholders pay for--and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.




                                          Sincerely,

                                          /s/ Charles R. Schwab

                                          Charles R. Schwab, Chairman
                                          SchwabFunds(R)

PLAIN ENGLISH SUMMARY

     The purpose of this proxy is to seek shareholder approval for some proposed changes in the way the Schwab MarketManager Portfolios(R) are managed. The changes are summarized in the following tables.

     All four portfolios are affected by the first set of changes. Two portfolios are also affected by additional, portfolio-specific changes.

     How will these changes affect you? The portfolios' trustees believe they'll be beneficial to shareholders. The specific benefits, such as potentially lower costs, are summarized on the next few pages.


THE PROPOSED CHANGES AT A GLANCE


PORTFOLIO                  CURRENT STRUCTURE
--------------------------------------------------------------------------------
All portfolios          o  "MULTI-FUND" APPROACH  Each portfolio invests in
                           various mutual funds, which in turn invest in securities.

                        o CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM) CHOOSES THE FUNDS CSIM manages each portfolio, choosing the funds and deciding how much money to invest in each one.

                        o SHAREHOLDERS INCUR TWO LAYERS OF ANNUAL EXPENSES Shareholders incur the operating expense ratio (OER) of their MarketManager Portfolio, plus the OERs of the underlying funds held in the portfolio. An OER includes fees for management and operating expenses, and is not charged directly but is reflected in performance.

MarketManager           o  ASSET ALLOCATION STRATEGY  The portfolio's target
Growth Portfolio           allocation calls for it to invest mainly in stock
                           funds, but also to a limited extent in bond and money market funds.

                                             MODEL ALLOCATION

                                     Bond Funds                   15%
                                     Money Market Funds            5%
                                     Stock Funds                  80%

MarketManager           o  INVESTMENT GOAL INCLUDES REFERENCE TO GROWTH
Balanced Portfolio         PORTFOLIO  The portfolio's goal is "to seek capital
                           growth and income with less volatility than the Growth Portfolio."


4

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      The trustees believe the proposed changes are in the best interest of shareholders--but shareholder approval is needed to make them happen.

      Please take a moment to understand the proposed changes and vote your shares.


--------------------------------------------------------------------------------

THE INFORMATION ON THESE PAGES IS ONLY A SUMMARY. BEFORE YOU VOTE, PLEASE READ THE PROXY STATEMENT, WHICH STARTS ON PAGE 12.


PROPOSED STRUCTURE

o "MULTI-MANAGER" APPROACH Each portfolio is managed by various sub-advisers, who invest portfolio assets directly in securities.

o CSIM CHOOSES THE SUB-ADVISERS CSIM manages each portfolio, using stringent quantitative and qualitative criteria to select and oversee each sub-adviser. CSIM would also have the option of managing portfolio assets directly.

o ANNUAL EXPENSES ARE EXPECTED TO BE LOWER Shareholders incur only the OER of their portfolio. As the table on page 9 shows, the proposed OER of each portfolio is lower than the overall estimated amount shareholders historically have incurred.

o ALL-EQUITY STRATEGY The portfolio seeks to invest substantially in U.S. equity securities, with CSIM determining how much money to allocate to each sub-adviser.

                                MODEL ALLOCATION

                               Equities      100%

o REFERENCE TO GROWTH PORTFOLIO DELETED; REST OF GOAL UNCHANGED The portfolio's goal is "to seek capital growth and income." The portfolio continues to invest in a mix of equity, fixed income and money market investments.

Q&A: WHAT DO THESE CHANGES MEAN TO YOU?

GENERALLY SPEAKING, WHAT ARE THE CHANGES ABOUT?

     The major change is to shift each MarketManager portfolio from a "multi-fund" investment strategy to a "multi-manager" investment strategy (Proposals 1, 2 and 3). In addition, there's a proposal to change the Growth Portfolio from an asset allocation portfolio to a U.S. equity portfolio (Proposal 4A), and a proposal to amend the investment objective of the Balanced Portfolio (Proposal 4B). These changes are summarized in the table on pages 4 and 5.

     The trustees support all of the proposals and ask you to vote in favor of all of them. Although the changes involve several different proposals, all proposals function as a single package, in the sense that together they implement the conversion to a multi-manager strategy.

WHO'S PROPOSING THESE CHANGES, AND WHY?

     The changes were suggested by the portfolios' investment adviser, Charles Schwab Investment Management, Inc., as a way to enhance the efficiency and flexibility of the portfolios. The portfolios' trustees, whose duty is to look after shareholders' interests, agree with CSIM that the changes are in the best interest of shareholders.



--------------------------------------------------------------------------------

HOW TO VOTE YOUR SHARES

Voting your shares is easy and doesn't take long. Use any of the following options-- and remember that voting by internet or phone will help lower fund expenses. For internet and touch tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

o  By internet: go to [www.proxyvote.com] and follow the instructions

o By touch tone phone: call toll-free 800-690-6903 and follow the recorded instructions

o By mail: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided

Remember: if you vote by internet or phone, do not mail in your proxy card(s). Please make sure you vote all the enclosed proxy cards. Questions on any part of this document? Call our proxy solicitor, D.F. King and Co., Inc. at 800-628-8528.


6   Plain English summary

HOW COULD THESE CHANGES BENEFIT ME AS A SHAREHOLDER?

     If shareholders approve the changes, there are several potential benefits that could result:

o CUSTOMIZED APPROACH Under the proposed changes, CSIM would not only be able to choose the sub-advisers and how much they manage, it would also be able to give each sub-adviser specific instructions on certain issues.

     For instance, CSIM would have the ability to coordinate all the sub-advisers for a portfolio, managing them directly so that their invesment strategies complement each other. This would make it easier for CSIM to avoid any unintentional over- or under-emphasis on a given industry or stock. In addition, CSIM would have greater flexibility to manage some of the effects on the portfolios of taxes.

o LOWER EXPECTED ANNUAL COSTS TO SHAREHOLDERS The net cost of hiring sub-advisers to manage portions of each portfolio is expected to be lower than the estimated historical costs associated with the multi-fund structure. Other factors being equal, lower costs can translate into higher returns.

o ACCESS TO A BROADER RANGE OF MONEY MANAGERS The sub-advisers would be chosen from among the ranks of highly qualified money managers, including managers who don't manage mutual funds or whose funds are closed and whose expertise, therefore, is generally not available to the MarketManager Portfolios.

o MORE COMPLETE INFORMATION FOR SHAREHOLDERS Right now, the shareholder reports for the MarketManager Portfolios(R)tell you how much of your portfolio is invested in each of the underlying funds, but for a variety of reasons, the reports don't list the holdings of the underlying funds. With the multi-manager strategy, shareholder reports will disclose exact portfolio holdings and each portfolio will regularly be able to update you on what its top securities are, so you'll have a better picture of where your money is actually invested.

IF THE PORTFOLIOS CHANGE TO A MULTI-MANAGER STRUCTURE, HOW WILL CSIM CHOOSE THE SUB-ADVISERS?

     The portfolio management team at CSIM plans to use a disciplined and rigorous approach when evaluating sub-advisers for the portfolios, considering quantitative as well as qualitative criteria (see below for details). CSIM has identified the sub-advisers it would like to start with if the multi-manager structure is approved; information about them appears in the full proxy statement.

     As it does currently, CSIM will still have overall responsibility for managing the portfolios. Under the multi-manager structure, this means that CSIM will decide--subject to trustee approval--which sub-advisers to hire and fire, and will pay the sub-advisers out of the management fee it receives from the portfolios. CSIM also will actively monitor and adjust the percentage of portfolio assets that each sub-adviser manages, and may manage some assets directly.



--------------------------------------------------------------------------------

THE "FOUR P'S": HOW SUB-ADVISERS WOULD BE CHOSEN

PERFORMANCE CSIM measures each sub-adviser against peers as well as benchmarks. CSIM looks for factors such as strong long-term performance in different market environments and strong returns for the amount of risk taken.

PHILOSOPHY Different managers use different approaches. In general, CSIM looks for sub-advisers with outstanding performance in specific categories: value, growth or blend style, and large-, mid- or small-cap stocks. CSIM also looks for sub-advisers that combine modern investment technologies with the wisdom of classic investment concepts.

PEOPLE CSIM looks for seasoned industry professionals, and considers how long a person has managed investments as well as how much he or she has contributed to a firm's past performance record. CSIM also looks for people with whom it can maintain excellent working relationships and who share CSIM's commitment to customer service.

PROCESS CSIM looks for sub-advisers who demonstrate discipline in their decision-making, including those with a history of maintaining buy and sell disciplines through various market conditions. The ability to work compatibly with CSIM technology and systems is also important.




8   Plain English summary

HOW MUCH COST SAVINGS SHOULD SHAREHOLDERS EXPECT?

     Right now, an investor in a MarketManager portfolio pays the portfolio's annual operating expense ratio (OER) of 0.50%, plus the OERs of the portfolio's underlying funds. You don't see OERs of the underlying funds as a direct expense of the portfolio, but they're reflected in the underlying funds' performance. Under the multi-manager strategy, there will be just one OER, and it is expected to be lower than the portfolios' estimated historical average OER (including expenses of the underlying funds; see table below).



--------------------------------------------------------------------------------

COST COMPARISON: CURRENT STRUCTURE VS. PROPOSED STRUCTURE

This table shows the estimated operating expense ratio (OER) of each MarketManager portfolio under the current structure, and compares this to the OER that would be in effect under the proposed new structure. The estimated OER under the current structure is represented by the portfolio's OER, plus an estimated average cost of investing in the underlying funds, from each portfolio's inception through 10/31/01. For more detail, see the tables on pages XX and XX.

                              Growth      Balanced     Small Cap   International
                             Portfolio    Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
ESTIMATED HISTORICAL           1.53         1.41          1.70          1.84
AVERAGE  OER (%)

TOTAL OER IF PROPOSED          1.25         1.10          1.55          1.65
CHANGES ARE APPROVED (%)
                            ----------------------------------------------------
POTENTIAL COST SAVINGS (%)     0.28         0.31          0.15          0.19



The Board of Trustees recommends that shareholders vote FOR each proposal. For your convenience, all methods of voting--mail, phone or internet--allow you to vote for all applicable proposals with a single vote, should you wish to do so.

WITH THE GROWTH PORTFOLIO, WHAT'S THE REASON FOR PROPOSING TO MAKE IT A U.S. STOCK FUND?

     The MarketManager Growth Portfolio was originally created as an asset allocation fund (meaning that it invests in a mix of stock, bond and money market investments).

     However, the trustees believe that the portfolio would be able to seek growth more effectively if it were to switch to an all-equity strategy, with an emphasis on large-company U.S. stocks. With this change (Proposal
     4A), the portfolio is expected to be able to compete on a more equal basis with funds in its peer group, most of which are stock funds, not asset allocation funds.

     For shareholders who still prefer the "one-stop diversified portfolio" feature of an asset allocation fund, the MarketManager Balanced Portfolio will continue to be an option.

WITH THE BALANCED PORTFOLIO, WHAT'S THE REASON FOR PROPOSING TO CHANGE THE WORDING OF THE INVESTMENT OBJECTIVE?

     Right now, this portfolio partly defines its investment objective in terms of another portfolio, the Growth Portfolio. "De-linking" the objectives of the Balanced and Growth portfolios will give each portfolio more flexibility in pursuing its own goal (Proposal 4B). The new wording leaves the main elements of the Balanced Portfolio's goal unchanged.




Voting promptly helps lower shareholder expenses! The more responses we receive, the less your portfolio will have to pay for follow-up mailings and phone calls to shareholders who didn't respond the first time.




10   Plain English summary

WHY DOES THE CHANGE TO MULTI-MANAGER STRATEGY INVOLVE THREE SEPARATE PROPOSALS?

     The reason is that setting up a workable multi-manager strategy involves three main operational issues.

     Currently, the portfolios are required to get approval from the trustees and from shareholders every time they want to engage a new sub-adviser (dismissing a sub-adviser requires approval of the trustees only). This would severely limit CSIM's ability to manage the portfolios under a multi-manager structure.

     Proposal 1 would allow CSIM to hire and fire sub-advisers with the advance approval of the trustees but without shareholder approval. Also, CSIM would need to tell shareholders about any new sub-advisers within 90 days of their being hired. The changes in Proposal 1 also require an exemption from the SEC, which the trust and CSIM have applied for but have not yet received.

     CSIM has chosen the sub-advisers it would like to hire should the change to a multi-manager structure be approved. However, because the current requirements are still in effect, shareholders must approve the hiring of these initial sub-advisers (Proposal 3). The trustees have unanimously approved all sub-advisers.

     Lastly, because CSIM will be responsible for paying the sub-advisers, its annual fees need to be increased in order to cover this expense (Proposal
     2). As discussed earlier, even though this fee is increasing, the overall expenses you incur as a shareholder will be less than the estimated average expenses incurred historically.

PROXY STATEMENT
NOTICE OF SPECIAL MEETING
To shareholders of all Schwab MarketManager Portfolios(R): Notice is hereby given that a special meeting of shareholders of all MarketManager Portfolios will be held at Schwab University Auditorium, 101 Montgomery Street, 2nd Floor, San Francisco, California 94104 on May 28, 2002, beginning at 9:00 a.m. Pacific Time for the following purposes:

1. To authorize Charles Schwab Investment Management, Inc. ("CSIM"), subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment sub-advisers for each of the MarketManager Portfolios without shareholder approval.

2. To approve an amendment to the Investment Advisory and Administration Agreement with CSIM.

3. To approve new investment sub-advisory agreements between CSIM and certain sub-advisers with respect to each portfolio.

4. To amend the fundamental investment objectives with respect to the Growth Portfolio and Balanced Portfolio.

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on February 28, 2002 has been fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Trustees,

Koji Felton
Secretary
March 25, 2002

Schwab Capital Trust
101 Montgomery Street
San Francisco, CA 94104

INTRODUCTION
PURPOSE OF THIS DOCUMENT
This proxy statement is being furnished to shareholders of each MarketManager Portfolio in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at each portfolio's meeting. The meeting will be held at Schwab University Auditorium, 101 Montgomery Street, 2nd Floor, San Francisco, California 94104 on May 28, 2002, beginning at 9:00 a.m. Pacific Time. The proxy statement is first being mailed to shareholders on or about March 25, 2002.

WHO MAY VOTE
The Board of Trustees has fixed the record date as the close of business on February 28, 2002. Only holders of shares of the portfolios at the close of business on the record date are entitled to notice of, and to vote at, the meeting. The chart below shows the number of issued and outstanding shares of each portfolio entitled to vote.

The holder of each full share of a portfolio outstanding as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meeting, and a proportionate fractional vote for each fractional share held.

HOW TO VOTE
Shareholders are requested to vote by internet, phone or by returning the enclosed proxy card. Voting by internet helps keep costs low compared to voting by telephone or mail. Depending on the number of portfolios for which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If you properly execute and return your proxy cards prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy cards. If no instructions are marked on the proxy cards, the proxies will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

Number of shares outstanding on the record date
------------------------------------------------
MarketManager Portfolio    Net Assets       Shares Outstanding
Growth Portfolio
Balanced Portfolio
Small Cap Portfolio
International Portfolio

List of proposals and portfolios affected
-----------------------------------------
    Proposal                                              Portfolio(s)
1   To authorize CSIM, subject to Board approval, to      All portfolios,
    hire, terminate or replace sub-advisers without       voting separately
    shareholder approval.
2   To approve an amendment to the Investment             All portfolios,
    Advisory and Administration Agreement with CSIM.      voting separately
3   3A To approve new sub-advisory agreements             Growth Portfolio
    between CSIM and the following sub-advisers:
    1  Eagle Asset Management, Inc.
    2  Harris Associates L.P.
    3  TCW Investment Management Company
    4  Thornburg Investment Management, Inc.
    3B To approve new sub-advisory agreements             Balanced Portfolio
    between CSIM and the following sub-advisers:
    1  Aronson+Partners
    2  Berger Financial Group LLC
    3  Perkins, Wolf, McDonnell & Co.
    4  Eagle Asset Management, Inc.
    5  PIMCO
    3C To approve new sub-advisory agreements             Small Cap Portfolio
    between CSIM and the following sub-advisers:
    1  Royce & Associates, Inc.
    2  TCW Investment Management, Inc.
    3  Tocqueville Asset Management LP
    4  Veredus Asset Management LLC
    3D To approve new sub-advisory agreements             International
    between CSIM and the following sub-advisers:          Portfolio
    1  American Century Investment Management, Inc.
    2  Artisan Partners LP
    3  Harris Associates LP
    4  William Blair & Company LLC
4   4A To amend the fundamental investment objective.     Growth Portfolio
    4B To amend the fundamental investment objective.     Balanced Portfolio

QUORUM AND VOTING REQUIREMENTS
In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the shares entitled to vote on that proposal (or element of the proposal), must be present in person or by proxy.

Approval of each proposal, and each applicable element of a proposal, requires the favorable vote of a majority of outstanding voting shares of a portfolio as defined by the 1940 Act. A majority of outstanding shares of a portfolio is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the portfolio are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the portfolio.

OTHER VOTING-RELATED ISSUES
If a quorum is not present at the meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment(s) of the meeting will require the affirmative vote of a majority of those shares of the portfolios present at the meeting in person or by proxy and entitled to vote on the proposal.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Trustees does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes FOR a proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST a proposal.

Shareholders of each portfolio will vote independently with regard to the proposals. Because Proposals 1 and 2 are necessary to the conversion of a MarketManager Portfolio to a multi-manager structure, a portfolio will not implement any of the proposals unless shareholders approve both Proposals 1 and
2. The Board of Trustees will consider what action, if any, to take in the event that shareholders of a portfolio approve Proposals 1 and 2, but do not approve one or more applicable sub-advisory agreements under Proposal 3 or fail to approve an applicable element of Proposal 4.

SOLICITATION OF PROXIES
Each portfolio has retained D.F. King & Co., Inc., a proxy solicitation firm, at an estimated total cost of $100,000, to assist in the solicitation of proxies. However, the exact cost will depend upon the amount and types of services rendered. Each portfolio will bear its pro rata share of expenses incurred in connection with preparing this proxy statement, including legal costs and the cost of retaining a proxy solicitation firm. Each portfolio also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of portfolio shares.

As described in the MarketManager Portfolios' prospectus, the investment adviser and/or Schwab have guaranteed that the total operating expenses of the portfolios will not exceed a certain percentage of a portfolio's average daily net assets through a specified period of time. For purposes of the guarantee, total operating expenses do not include interest, taxes, and certain non-routine expenses. Expenses related to this proxy solicitation are non-routine expenses and will be excluded from the calculation of each portfolio's total operating expenses for purposes of the investment adviser's and Schwab's guarantee.

In addition to the solicitation of proxies by mail, officers of the trusts, officers and employees of the investment adviser and Schwab, the portfolios' distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, fax, in person or by other means.

DEFINITIONS OF SOME TERMS USED IN THIS PROXY
--------------------------------------------

ADVISER The investment adviser or a sub-adviser.

APPLICATION The application filed with the Securities and Exchange Commission by the trusts and CSIM seeking permission to hire and terminate sub-advisers without shareholder vote and other relief necessary to operate as a multi-manager fund.

BOARD OR BOARD OF TRUSTEES The Board of Trustees for the Schwab Capital Trust, a Massachusetts business trust.

CSIM Charles Schwab Investment Management, Inc.

INDEPENDENT TRUSTEES Those trustees of the trust who, under the 1940 Act, are not considered "interested persons" of the trust.

INVESTMENT ADVISER Charles Schwab Investment Management, Inc.

MEETING The Trust's Special Meeting of Shareholders of the MarketManager Portfolios and any adjournment(s) thereof.

MULTI-FUND A fund that primarily invests in other funds.

MULTI-MANAGER FUND A fund that follows an investment strategy (a multi-manager strategy) in which multiple sub-advisers are allocated portions of a fund's assets to manage.

1940 ACT The Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

OPERATING EXPENSE RATIO (OER) The annual operating expenses of a fund or portfolio, reflected as a percentage of the fund or portfolio's average net assets.

POLICIES The investment objectives, policies and restrictions described in a portfolio's prospectus and statement of additional information.

PORTFOLIO One of the four MarketManager Portfolios.

PORTFOLIOS All four of the MarketManager Portfolios.

PROPOSAL One of the four proposals described in the proxy statement.

PROPOSALS The four proposals described in the proxy statement.

PROXY STATEMENT The proxy statement itself, not including supplemental material.

RECORD DATE The date for determining which portfolio shareholders are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

SCHWAB Charles Schwab & Co., Inc.

SEC The Securities and Exchange Commission.

SUB-ADVISER A registered investment adviser that manages the portion of the assets of a portfolio that is allocated to it by the investment adviser.

TRUST Schwab Capital Trust.

TRUSTS Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, and Schwab Annuity Portfolios.

TRUSTEE A member of the Board of Trustees.

UNDERLYING FUND A fund whose shares are owned by a portfolio.

ABOUT THE PROPOSALS
The Board of Trustees has proposed that the MarketManager Portfolios convert from using a "multi-fund" or "fund of funds" strategy to using a "multi-manager" or "manager of managers" strategy. Under the current "multi-fund" strategy, the MarketManager Portfolios invest primarily in a combination of other actively managed funds. CSIM, as each portfolio's investment adviser, chooses the mix of underlying funds for each portfolio based on that portfolio's investment objective and CSIM's analysis of economic conditions, among other factors. Shareholders of a MarketManager Portfolio are thus able to access the investment advice of the many money managers that manage the underlying funds through their single investment in the portfolio. Shareholders also obtain CSIM's expertise in evaluating and selecting the money managers and their funds.

If shareholders approve the proposals, CSIM would continue to serve as investment adviser to the multi-manager funds. Instead of selecting underlying funds for investment by a portfolio, however, CSIM would select and hire sub-advisers, subject to Board approval, who would then directly manage a portion of the multi-manager fund's assets. Thus, under the multi-manager strategy, shareholders would continue to have access to CSIM's expertise in evaluating and selecting money managers but, instead of buying the funds that are managed by those money managers, CSIM would hire the money managers to directly manage the multi-manager fund's assets. The Board would rely on CSIM to monitor the sub-advisers' performance and their compliance with each portfolio's investment objective and policies, and to recommend the hiring or termination of sub-advisers. Each multi-manager fund would pay CSIM an advisory fee and CSIM would pay the sub-advisers their fees out of its advisory fee. CSIM also may directly manage a portion of a multi-manager fund's assets.

The Board believes that it would be advantageous to the shareholders if the portfolios convert to a multi-manager strategy, because the change offers greater opportunities for:
o   a customized investment approach;
o   lower expected annual costs to shareholders;
o   access to a broader range of money managers; and
o   more complete information for shareholders.

Customized investment approach
------------------------------

The multi-manager strategy offers greater opportunity for CSIM to provide a customized investment approach for the portfolios. Under the multi-manager strategy, CSIM would have the ability to coordinate all the sub-advisers for a portfolio, managing them directly so that their investment strategies complement each other. This would make it easier for CSIM to avoid any unintentional over- or under-emphasis on a given industry or stock.

In addition, the change to the multi-manager strategy would give CSIM added flexibility to manage certain tax effects on a portfolio in ways that it could not manage a multi-fund. Under the current multi-fund strategy, CSIM's ability to avoid or reduce the amount of capital gain distributions each year is limited by the fact that CSIM cannot predict if an underlying fund will make a capital gain distribution, nor can it control the amount of capital gain being distributed. In addition, any capital losses within a particular underlying fund are not allowed to flow through to the portfolios to offset other capital gains of the portfolio. Instead, these capital losses are retained by the underlying fund to offset future capital gains within that particular underlying fund. With the multi-manager strategy, on the other hand, all gains and losses would be realized at the portfolio level because securities would be owned directly, rather than through underlying funds. Because the portfolio (operating as a multi-manager fund) would own securities directly, CSIM and the sub-advisers have the ability to control when gains are realized and could harvest losses from its securities holdings to minimize the tax impact of those gains. While CSIM does not intend to manage any of the multi-manager funds for tax efficiency, the ability to better control the timing of gains and losses, and the ability to manage taxes across managers in a multi-manager fund, offer added flexibility to reduce capital gain distributions that does not exist under the current multi-fund structure.

Potential cost savings
----------------------

The cost structure of the multi-manager funds would be different and likely less costly to shareholders than the current cost structure of the MarketManager Portfolios. Mutual funds pay certain fees (e.g., for advisory or management services) and operating expenses (e.g., for shareholder reports and custody of securities). These fees and expenses are included in a mutual fund's OER and directly affect fund performance. As a result, shareholders indirectly incur these costs.

Because the MarketManager Portfolios currently invest in other mutual funds, shareholders indirectly incur the OER of both the portfolio and the underlying funds. If the MarketManager Portfolios are converted to the multi-manager strategy, shareholders would incur the OER of the portfolio only. Under the multi-manager strategy, a portfolio would hire sub-advisers to directly manage a portion of the multi-manager fund's assets, rather than purchase shares of an underlying fund. Under this strategy, the multi-manager fund would pay directly for the sub-adviser's management services and generally avoid incurring some of the other operating expenses associated with the underlying fund. Although the multi-manager structure would cause an increase in certain direct expenses (such as management fees to pay for sub-advisers and custody expenses because the multi-manager fund would hold its own investments directly), the proposed OERs for the multi-manager funds are less than the historical estimated combined OERs for the MarketManager Portfolios.

The following table illustrates the differences between the current cost structure of the MarketManager Portfolios and the proposed cost structure of the multi-manager funds. Each MarketManager Portfolio's OER has been 0.50% since the portfolio's inception. This OER does not reflect the OERs of the underlying funds, however. The combined OERs for the underlying funds vary from day to day based on the mix of underlying funds held by a portfolio and each underlying fund's expense ratio. The table provides an estimate of the average combined OERs for the underlying funds for each portfolio since the portfolio's inception through October 31, 2001. Together with each MarketManager Portfolio's OER, they provide an estimate of the overall costs to shareholders of each MarketManager Portfolio. If shareholders approve the proposals and the MarketManager Portfolios are converted to multi-manager funds, Schwab and CSIM have guaranteed new OERs through February 29, 2004. Because the proposed new OERs for the multi-manager funds are lower than the historical estimated overall costs of the MarketManager Portfolios, the Board expects that the multi-manager strategy will be less costly to shareholders.

COST COMPARISON: CURRENT STRUCTURE VS. PROPOSED STRUCTURE

                                      GROWTH PORTFOLIO      BALANCED        SMALL CAP       INTERNATIONAL
                                        (inception:        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                         11/18/96)        (inception:      (inception:       (inception:
                                                           11/18/96)         9/16/97)         10/16/96)

 MarketManager Portfolios(1)                0.50              0.50             0.50             0.50
 Underlying funds(2)                        1.03              0.91             1.20             1.34
 -----------------------------------------------------------------------------------------------------------
 ESTIMATED HISTORICAL AVERAGE OER           1.53              1.41             1.70             1.84

                                          Growth           Balanced        Small Cap       International
 MarketManager Portfolios                Portfolio         Portfolio        Portfolio         Portfolio
 -----------------------------------------------------------------------------------------------------------
 TOTAL OER IF PROPOSED CHANGES ARE
 APPROVED(3)                                1.25              1.10             1.55             1.65
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
 POTENTIAL COST SAVINGS                     0.28              0.31             0.15             0.19
 -----------------------------------------------------------------------------------------------------------

(1) CSIM and Schwab have guaranteed the 0.50% expense ratio for each MarketManager Portfolio since its inception through 2/28/03 (excluding interest, taxes and certain non-routine expenses.) This guarantee does not apply to the new multi-manager funds, however. Thus, if shareholders approve the proposals, new expense ratios would apply to the new multi-manager funds, and the guarantee of CSIM and Schwab to limit the expense ratio to 0.50% would not be applicable.

(2) The estimate of combined expense ratios is calculated by multiplying each underlying fund's average annualized expense ratio by the percentage of the portfolio that the underlying fund represented at each month end, and then calculating the average combined expense ratios since inception through 10/31/01. The actual combined expense ratios for the underlying funds could vary considerably from day to day due to both market fluctuations and the numbers of shares of each underlying fund held by a MarketManager Portfolio on a given day.

(3) If shareholders approve the proposals, these expense ratios are guaranteed by Schwab and CSIM through 2/29/04 (excluding interest, taxes and certain non-routine expenses). See also the tables on page XX for a more complete description of the fees and expenses that would apply under the proposed structure.

Access to broader range of money managers
-----------------------------------------

A multi-manager structure provides more direct access to a broader range of money managers than does a multi-fund structure. In order to access the expertise of a money manager, a multi-manager fund can hire the manager to directly manage a portion of its assets, while the multi-fund generally is limited to buying shares of a fund that is managed by that money manager. In addition, a multi-manager fund can hire a money manager that only manages accounts for institutional or private clients or whose funds are closed to new investors, while a multi-fund generally is limited to the money managers who manage funds that are currently available for public purchase.

More complete information for shareholders
------------------------------------------

In addition, funds disclose their portfolio holdings in annual and semi-annual reports, and some, including the MarketManager Portfolios, disclose their top ten holdings on a periodic basis. Currently, a MarketManager Portfolio's holdings consist of underlying funds, so that a shareholder would need to look to the securities holdings of the underlying fund to find out the stocks and other securities in which the investor is ultimately invested. Because a multi-manager fund would hold securities directly, its annual and semi-annual reports will provide shareholders with easier access to this information by including the list of companies whose securities are held by the multi-manager fund.

If shareholders approve the proposals, and the MarketManager Portfolios convert from the multi-fund strategy to the multi-manager strategy, the portfolios will sell their shares of the underlying funds and purchase securities consistent with their investment objectives. If shareholders approve these changes, CSIM intends to complete the sale of the underlying funds and the reinvestment of these assets for each portfolio within three months of the shareholder meeting. During that period, the portfolios may continue to hold shares of underlying funds and may not be fully invested in securities consistent with the new multi-manager fund structure. We do not anticipate that the sale of the underlying funds and reinvestment of the assets in securities will result in material increased overall trading costs on an ongoing basis. In addition, as of the date of this proxy statement, the sale of the underlying funds should not result in a realized net capital gain. Market conditions may change, however, and the conversion could result in increased trading costs and/or a net realized capital gain that would have to be distributed to shareholders.

To implement the conversion to multi-manager funds, the Board is asking shareholders to approve each of the following proposals. The shareholders of all of the portfolios are being asked to approve Proposals 1 and 2 and all applicable elements of Proposal 3, and the shareholders of the Growth Portfolio and the Balanced Portfolio are being asked to approve all applicable elements of Proposal 4.

The Board of Trustees recommends that you vote FOR each of the proposals and all of their applicable elements.

PROPOSAL 1
To authorize CSIM, subject to Board approval, to hire, terminate or replace sub-advisers without shareholder approval

PORTFOLIOS AFFECTED
All portfolios

BACKGROUND
The Board has proposed that the portfolios be operated so that CSIM may, subject to Board approval, replace or appoint investment sub-advisers without obtaining approval of the portfolio's shareholders. This proposal is being submitted to the shareholders of each portfolio for approval as required by the terms of an exemptive application filed with the SEC and will not become effective with respect to any particular portfolio unless and until (1) the SEC has granted the relief requested in the exemptive application, and (2) this proposal has been approved by a majority vote of such portfolio's shareholders.

The trust's Investment Advisory and Administration Agreement with CSIM authorizes CSIM to select and contract with sub-advisers to exercise day-to-day investment discretion over all or a portion of the assets of the portfolios. The 1940 Act requires that shareholders of the portfolios approve all advisory contracts. Thus, currently, all sub-advisory agreements and material amendments to those agreements must be approved by the Board and by shareholders. In addition, the 1940 Act generally requires that all advisory agreements provide that they will terminate automatically in the event of their "assignment," which, as a matter of law, is deemed to occur in connection with transactions that result in a change of control in an investment adviser, including certain mergers involving the adviser's parent. As a result, the trust must seek shareholder approval when these corporate transactions involving a sub-adviser occur.

At a meeting of the Board of Trustees of the trusts held on November 13, 2001, the Board approved the implementation of the multi-manager strategy for the MarketManager Portfolios and authorized the trusts and CSIM to file with the SEC the application seeking an order exempting funds that operate as multi-manager funds from the shareholder vote requirements of the 1940 Act and certain fee disclosure obligations. The application was filed on November 14, 2001. If the SEC grants the exemptive order, and shareholders approve Proposal 1, CSIM would be permitted, with the approval of the Board, to enter into, modify, or terminate sub-advisory agreements with respect to multi-manager funds without shareholder approval. The trust will continue to obtain shareholder approval of a sub-advisory agreement when the sub-adviser is an "affiliated person" (as that term is defined in the 1940 Act) of the trust or CSIM, other than by reason of serving as a sub-adviser to the fund. In addition, any material amendment of the Investment Advisory and Administration Agreement with CSIM will require shareholder approval. There can be no assurance that the SEC will grant the relief requested by the application.

This proposal is intended to facilitate the efficient supervision and management of the sub-advisers by CSIM and the Board. CSIM will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board terminate a sub-adviser or appoint an additional sub-adviser. If the SEC grants the exemptive relief and shareholders approve Proposal 1, a multi-manager fund would no longer be required to obtain shareholder approval each time a new sub-adviser is appointed or a sub-advisory agreement is amended.

In approving the filing of the application, the Board considered that shareholder meetings entail substantial costs and delays that could diminish the benefits of the current sub-advisory arrangements or delay the implementation of desirable changes in these arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. The Board considered that, even in the absence of shareholder approval, a proposal to add or replace sub-advisers or amend a sub-advisory agreement would still receive careful review. First, CSIM would continuously assess the multi-manager fund's needs. If it believed that an additional or replacement sub-adviser would benefit a multi-manager fund, it would search for available sub-advisers. Second, any recommendation made by CSIM would have to be approved by a majority of the trustees, including a majority of the independent trustees. In approving any new sub-adviser, the Board currently is, and will continue to be, required to determine that the new sub-advisory agreement is in the best interests of the multi-manager fund and its shareholders, and the fees provided for under the agreement are fair and reasonable in light of charges customarily made to others for services of the same nature or quality. The Board also will consider how any change affects the profitability of CSIM.

The SEC has previously granted to other investment companies exemptive relief from the shareholder voting requirements applicable to new and amended sub-advisory agreements, subject to certain conditions. Based on previously-granted exemptive orders, it is anticipated that one of the SEC's conditions for granting exemptive relief will be the approval by shareholders of the multi-manager structure under which the selection of sub-advisers and material amendments to the sub-advisory agreements will not be subject to shareholder approval. In anticipation of that condition, the Board is taking this opportunity to seek approval of shareholders to operate the multi-manager fund in reliance on the anticipated exemptive relief. If the shareholders approve the proposal and the SEC grants the exemptive relief, it is anticipated that the multi-manager funds and CSIM will be required to comply with certain additional conditions, including that CSIM will furnish shareholders with information about any new sub-adviser that it hires within a specified time period. If the SEC changes these conditions, or any of the other anticipated conditions, for granting the relief as requested by the trusts and CSIM, or the order is granted with materially different conditions, the trust will take appropriate action, which could include soliciting shareholders for reapproval of this proposal in light of the new conditions.

In the application, the trusts and CSIM also requested exemptive relief from certain requirements under the 1940 Act and other securities laws that require disclosure of the fees paid to investment sub-advisers. If the SEC grants the order, a multi-manager fund will disclose in its prospectus and other disclosure documents the fees that CSIM is entitled to receive as the investment adviser, but not the fees that each sub-adviser is entitled to receive for its services. Because CSIM would pay the sub-advisers' fees out of its advisory fee, CSIM's advisory fee would reflect the total advisory fees payable by shareholders.

PROPOSAL 2
To approve an amendment to the investment advisory and administration agreement with CSIM

PORTFOLIOS AFFECTED
All portfolios

BACKGROUND
At a meeting of the Board of Trustees held on February 19, 2002, the Board, including the independent trustees, approved an amendment to Schedule B of the Investment Advisory and Administration Agreement between the trust and CSIM ("advisory agreement"). Schedule B is the fee schedule for the advisory agreement, and the proposed amendment to Schedule B (the "amendment") increases the fees payable to CSIM for the services it provides to each of the portfolios under the advisory agreement. The amendment is attached as Exhibit A to the proxy statement, and the description of the amendment in this proxy statement is qualified by reference to Exhibit A. The Board also recommended that the amendment be submitted to the shareholders of each portfolio for approval.

CSIM currently serves as investment adviser to each of the portfolios under the advisory agreement. Under the multi-manager structure, CSIM, as investment adviser to each multi-manager fund, would pay the sub-advisers out of the advisory fee that CSIM receives from the multi-manager fund. The proposed new fees reflect, among other things, the additional responsibilities that CSIM will assume in acting as the "manager of managers" and the fees that CSIM will pay to sub-advisers to obtain quality investment management services.

SUMMARY OF ADVISORY AGREEMENT
The proposed amendment only amends the fee schedule to the advisory agreement. All of the other terms of the advisory agreement would remain in effect. The following is a summary of the terms of the advisory agreement.

The advisory agreement was approved by the sole shareholder of each portfolio and became effective on the following dates: for the Growth and Balanced Portfolios, as of October 13, 1996; for the Small Cap Portfolio, as of August 5, 1997; and for the International Portfolio, as of August 30, 1996. The advisory agreement was last amended with respect to the MarketManager Portfolios as of February 28, 1999 to lower the advisory fee rates, and was last approved by the Board of Trustees on April 24, 2001.

Duties under the Investment Advisory and Administration Agreement. The advisory agreement provides that CSIM will, subject to the direction and control of the Board of Trustees, supervise or perform for each portfolio all aspects of the operations of the portfolio except for those performed by the custodian, shareholder service agent and transfer agent for the portfolio. The advisory agreement provides that CSIM will provide general economic and financial analysis and advice to the portfolios and provide a continuous investment program for the portfolios, including investment research and management as to all securities and investments and cash equivalents in the portfolios. The agreement also provides that CSIM may select and contract with sub-advisers to furnish continuously an investment program as to those assets allocated to the sub-adviser by CSIM, adhere to such guidelines as may be established by CSIM from time to time to insure compliance with the portfolios' investment objectives, policies and restrictions, and place all orders for the purchase and sale of investments. The advisory agreement provides that CSIM may delegate or subcontract some or all of its other duties under the agreement and is responsible for payment of all compensation to sub-advisers.

The advisory agreement provides that CSIM will not be liable for any error of judgment or mistake of law or any loss suffered by the trust in connection with the performance of the advisory agreement, except a loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CSIM in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

Portfolio transactions.The provisions relating to execution of portfolio transactions in the advisory agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek best execution for the portfolio. In selecting a broker or dealer, CSIM may consider brokerage and research services provided to it.

Duration and termination.The advisory agreement may be terminated at any time, without payment of any penalty, on 60 days written notice by the trust (by vote of the trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the portfolio) or by CSIM. The agreement will immediately terminate in the event of its assignment.

Compensation. Under the current advisory agreement, each portfolio pays CSIM a fee for its services, which is calculated daily and paid monthly, as follows:
0.54% of the portfolio's average daily net assets not in excess of $500 million, and 0.49% of such net assets over $500 million. The proposed amendment would amend the fees to be as follows: 1.00% of average daily net assets of the Growth Portfolio; 0.85% of the average daily net assets of the Balanced Portfolio; 1.30% of the average daily net assets of the Small Cap Portfolio; and 1.40% of the average daily net assets of the International Portfolio.

The differences in fees for each of the portfolios reflect the market rates that CSIM must pay to sub-advisers to manage certain types of funds and CSIM's additional responsibilities for managing the portfolios. In particular, managers of equity securities generally charge more for their research and advice than managers of fixed income securities. Thus, the combined fees that CSIM will pay sub-advisers to manage the Growth Portfolio (which will be an all-equity portfolio, if shareholders of that portfolio approve Proposal 4A) likely will be more than the combined fees that CSIM will pay sub-advisers to manage the Balanced Portfolio, which will have a fixed income component. Similarly, the market rates for managers of small cap funds and international funds are generally higher than for domestic large cap funds, because researching and analyzing the small cap and international markets is generally more costly. Thus, the fees that CSIM will pay to the sub-advisers of the Small Cap and International Portfolios will generally be higher than the fees that it will pay to the sub-advisers of the Growth and Balanced Portfolios.

TRUSTEES' CONSIDERATIONS
The trustees, including the independent trustees, approved the amendment at a meeting held on February 19, 2002. The trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in evaluating and selecting investment managers. The trustees reviewed CSIM's qualifications to act as investment adviser to the portfolios, placing particular emphasis on its proposed role in recommending, monitoring and terminating sub-advisers subject to Board oversight. In evaluating the amendment, the Board considered that the terms of the advisory agreement would remain the same and that the only change is the increase in the fee payable to CSIM. The trustees also noted that CSIM would pay sub-advisers out of the fee that it receives from the portfolios and that its current annual fee of 0.54% is insufficient to hire quality sub-advisers to manage portions of the portfolios under a multi-manager structure.

In recommending that shareholders approve the amendment, the trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the portfolios since commencement of operations; (3) the nature and quality of services expected to be rendered to each portfolio by CSIM; (4) the distinct investment objectives and policies of the portfolio; (5) the history, reputation, qualification and background of CSIM as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) the benefits expected to be realized as a result of the multi-manager structure, including that, in selecting a broker or dealer, subject to its overall obligation to seek best execution for the portfolio, CSIM may consider research services provided to it; and (8) other factors deemed relevant. The trustees also reviewed the fees to be paid CSIM under the amendment in comparison to those being charged in the relevant segment of the mutual fund business.

About CSIM
----------
CSIM currently is the investment adviser (and administrator) of the portfolios. CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. The Charles Schwab Corporation, CSIM and Schwab, the portfolios' principal underwriter, are located at 101 Montgomery Street, San Francisco, CA 94104.

As of December 31, 2001, CSIM managed over $148 billion in assets. CSIM manages 44 mutual funds, and information about those funds with investment objectives similar to those of the portfolios may be found on page XX.

Listed below are the directors and the principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is 101 Montgomery Street, San Francisco, CA 94104.

NAME                            POSITION(S) WITH CSIM
------------------------------------------------------------------------------
John Phillip Coghlan            Director and Chief Executive Officer
Charles R. Schwab               Chairman
Stephen B. Ward                 Director, Senior Vice President and Chief
                                Investment Officer

ADVISORY FEES - STRUCTURE

The following table shows the differences between the current advisory fees under the multi-fund structure and the proposed advisory fees under the multi-manager structure.

                                            GROWTH          BALANCED         SMALL CAP       INTERNATIONAL
CURRENT                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
% of first $500 million                       0.54             0.54             0.54              0.54

% of net assets over $500 million             0.49             0.49             0.49              0.49

                                            GROWTH          BALANCED         SMALL CAP       INTERNATIONAL
PROPOSED*                                  PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                              1.00             0.85             1.30              1.40


ADVISORY FEES - ACTUAL

The following table compares the fees paid to CSIM under the current advisory fee rate for the fiscal year ended October 31, 2001 and the fee CSIM would have received if the new advisory fee rate had been in effect for the same period. All dollar amounts x1,000

                                            GROWTH           BALANCED         SMALL CAP       INTERNATIONAL
CURRENT                                    PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Actual fees paid to CSIM
(net of waivers)                              $850            $535              $511            $1,032

Fees (net of waivers) that
would have been paid to
CSIM if the proposed
advisory fee had been in
effect*                                     $1,515            $836            $1,269            $2,733
Percentage increase in
advisory fees                                   78%             56%              148%              165%

* Note that these numbers reflect the total fees that would be paid to CSIM under the multi-manager strategy and that CSIM would pay the sub-advisers their fees out of these amounts.

See also the tables on page XX for additional information regarding the proposed fees and expenses.

PROPOSAL 3
To approve sub-advisory agreements

PORTFOLIOS AFFECTED
All portfolios

BACKGROUND
At a meeting of the Board of Trustees held on February 19, 2002, based on the recommendation of CSIM, the trustees, including the independent trustees, unanimously approved the proposed sub-advisory agreements between CSIM and each sub-adviser and the appointment of the following sub-advisers to manage a portion of the assets of the following portfolios. The Board also recommended that the proposed sub-advisory agreements be submitted to shareholders of each portfolio for approval. Information about each proposed sub-adviser is provided below. The sub-advisers are listed alphabetically.

PROPOSED SUB-ADVISERS FOR EACH PORTFOLIO
----------------------------------------

--------------------------------------------------------------------------------
                         MARKETMANAGER GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                 SUB-ADVISERS                            INVESTMENT STYLE

--------------------------------------------------------------------------------
         Eagle Asset Management, Inc.                    Large-Cap Growth

--------------------------------------------------------------------------------
           Harris Associates, L.P.                        Large-Cap Value

--------------------------------------------------------------------------------
        TCW Investment Management Co.                      Small Mid-Cap

--------------------------------------------------------------------------------
    Thornburg Investment Management, Inc.                 Large-Cap Blend

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        MARKETMANAGER BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                SUB-ADVISERS                          INVESTMENT STYLE

--------------------------------------------------------------------------------
             Aronson + Partners                       Large-Cap Value

--------------------------------------------------------------------------------
         Berger Financial Group LLC                    Mid-Cap Value

--------------------------------------------------------------------------------
       Perkins, Wolf, McDonnell & Co.                  Mid-Cap Value

--------------------------------------------------------------------------------
        Eagle Asset Management, Inc.                  Large-Cap Growth

--------------------------------------------------------------------------------
    Pacific Investment Management Company               Fixed Income

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MARKETMANAGER SMALL-CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SUB-ADVISERS                         INVESTMENT STYLE

--------------------------------------------------------------------------------
          Royce & Associates, Inc.                   Small-Cap Value

--------------------------------------------------------------------------------
       TCW Investment Management Inc.                 Small Mid-Cap

--------------------------------------------------------------------------------
      Tocqueville Asset Management L.P.              Small-Cap Blend

--------------------------------------------------------------------------------
        Veredus Asset Management LLC              Small-Cap Growth Small

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MARKETMANAGER INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
                SUB-ADVISERS                           INVESTMENT STYLE

--------------------------------------------------------------------------------
American Century Investment Management, Inc.       International Small-Cap

--------------------------------------------------------------------------------
            Artisan Partners L.P.                       Top Down Theme

--------------------------------------------------------------------------------
           Harris Associates, L.P.                   International Value

--------------------------------------------------------------------------------
        William Blair & Company, LLC                 International Growth

--------------------------------------------------------------------------------


PROPOSED SUB-ADVISERS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("American Century ") will serve as a sub-adviser to the International Portfolio. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 45% of ACC. As of December 31, 2001, American Century had approximately $88.5 billion under management. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.

American Century serves as the investment adviser to the following funds that have an investment objective similar to the portion of the International Portfolio that will be managed by American Century:

---------------------------------------------------------------------------------------------
                FUND                       NET ASSETS               MANAGEMENT FEE
                                            12/31/01
---------------------------------------------------------------------------------------------
   American Century International        $ 6.8 million                  2.00%
         Opportunities Fund
---------------------------------------------------------------------------------------------
   American Century International        $ 1.2 billion     1.75% on the first $500 million;
           Discovery Fund                                  1.40% on the next $500 million;
                                                           1.20% on amounts over $1 billion
---------------------------------------------------------------------------------------------

The principal executive officers and directors of American Century are as follows:

--------------------------------------------------------------------------------
         NAME                          POSITIONS AT AMERICAN CENTURY
--------------------------------------------------------------------------------
     Randy W. Merk                 President and Chief Executive Officer
--------------------------------------------------------------------------------
   William M. Lyons                Executive Vice President and Director
--------------------------------------------------------------------------------
    Robert C. Puff                         Chairman of the Board
--------------------------------------------------------------------------------
 James E. Stowers, Jr.                           Director
--------------------------------------------------------------------------------
   Robert T. Jackson       Chief Financial Officer and Executive Vice President
--------------------------------------------------------------------------------
    David C. Tucker            Chief Legal Officer and Senior Vice President
--------------------------------------------------------------------------------
 James E. Stowers, III                           Director
--------------------------------------------------------------------------------
  David H. Reinmiller                    Chief Compliance Officer
--------------------------------------------------------------------------------

CSIM will pay the following compensation to American Century for serving as a sub-adviser to the International Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.85% on the first $50 million;
0.80% on amounts over $50 million.

ARONSON + PARTNERS ("A+P") will serve as a sub-adviser to the Balanced Portfolio. It was established as a Pennsylvania general partnership in 1984. As of December 31, 2001, A + P had approximately $5.8 billion under management. A+P's principal office is located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102.

A+P serves as a sub-adviser to the following funds that have investment objectives similar to the portion of the Balanced Portfolio that A+P will be managing:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                         MANAGEMENT FEE
                                                   12/31/01

-------------------------------------------------------------------------------------------------------------
The Investment Fund for Foundations              $37 million              Performance-Based Fee
         - U.S. Equity Fund                                                            0.10% - 0.80%

-------------------------------------------------------------------------------------------------------------
The Investment Fund for Foundations              $26 million              Performance-Based Fee
         - Multi-Asset Fund                                                         0.10% -0.80%

-------------------------------------------------------------------------------------------------------------

                                                                              29

-------------------------------------------------------------------------------------------------------------
    Quaker Small-Cap Value Fund                  $24 million              Performance-Based Fee
                                                                                   0.30% - 1.50%
-------------------------------------------------------------------------------------------------------------
   Annuity Board of the Southern                 $67 million              0.90% (reduced to 0.85% on first
Baptist Convention - AB Funds Trust                                       $25 million, 0.80% thereafter)
         - Small-Cap Equity
-------------------------------------------------------------------------------------------------------------


The principal executive officers and partners of A+ P are as follows:

--------------------------------------------------------------------------------
                 NAME                         POSITIONS AT A+P
--------------------------------------------------------------------------------
          Theodore R. Aronson                 Managing Partner
--------------------------------------------------------------------------------
           Kevin M. Johnson                   Research Partner
--------------------------------------------------------------------------------
            Martha E. Ortiz                Implementation Partner
--------------------------------------------------------------------------------
           Stefani Cranston                  Accounting Partner
--------------------------------------------------------------------------------
              Paul Dodge                     Operations Partner
--------------------------------------------------------------------------------
          Gina Marie N. Moore                 Research Partner
--------------------------------------------------------------------------------
           Gregory J. Rogers                   Trading Partner
--------------------------------------------------------------------------------

CSIM will pay the following compensation to A+P for serving as a sub-adviser to the Balanced Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

If at any time the amount of assets is less than $100 million:
0.70% on the first $10 million
0.50% on the next $40 million
0.35% on amounts over $50 million but less than $100 million

If at any time the amount of assets is equal to or greater than $100 million:
0.30% on the first $250 million
0.20% on the next $250 million
0.15% on amounts over $500 million.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") will serve as a sub-adviser to the International Portfolio. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. As of December 31, 2001, Artisan Partners had approximately $15.5 billion under management. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

Artisan Partners serves as an investment adviser or sub-adviser to the following funds that have investment objectives similar to the portion of the International Portfolio that Artisan Partners will be managing. Artisan Partners manages a portion of the Hirtle Callaghan Trust - International Equity Portfolio, and the net assets set forth below are the assets under management by Artisan Partners.

--------------------------------------------------------------------------------------------------
                FUND                        NET ASSETS                    MANAGEMENT FEE
                                             12/31/01
--------------------------------------------------------------------------------------------------
     Artisan International Fund            $5.7 billion           1.00% on first $500 million;
                                                                  0.975% on next $250 million;
                                                                  0.95% on next $250 million;
                                                               0.925% on amounts over $1 billion
--------------------------------------------------------------------------------------------------
      Hirtle Callaghan Trust -             $208 million              Performance-Based Fee
   International Equity Portfolio
--------------------------------------------------------------------------------------------------


The principal executive officers and general partner of Artisan Partners are as follows:

--------------------------------------------------------------------------------
         NAME                           POSITIONS AT ARTISAN PARTNERS
--------------------------------------------------------------------------------
    General Partner                    Artisan Investment Corporation
--------------------------------------------------------------------------------
   Andrew A. Ziegler            President and Director of the General Partner
--------------------------------------------------------------------------------
  Carlene M. Ziegler         Vice President and Director of the General Partner
--------------------------------------------------------------------------------
  Lawrence A. Totsky           Chief Financial Officer of the General Partner
--------------------------------------------------------------------------------

CSIM will pay the following compensation to Artisan Partners for serving as a sub-adviser to the International Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.75% on the first $100 million
0.70% on the amounts over $100 million

BERGER FINANCIAL GROUP LLC ("BERGER") will serve as a sub-adviser to the Balanced Portfolio. It is organized as a Nevada limited liability company and was founded in 1974. Stilwell Management, Inc. owns approximately 89.5% of Berger. Stilwell Financial owns 100% of Stilwell Management, Inc. As of December 31, 2001, Berger had approximately $8.7 billion under management. Berger's principal office is located at 210 University Blvd., Suite 800, Denver, CO 80206. Stilwell Management, Inc.'s and Stilwell Financial's principal offices are located at 920 Main Street, 21st Floor, Kansas City, MO 64104.

Berger serves as the investment adviser to the following funds that have investment objectives similar to the portion of the Balanced Portfolio that Berger will be managing:


-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
Berger Mid-Cap Value Fund                       $264.8 million            0.75% on first $500 million;
                                                                          0.70% on the next $500 million;
                                                                          0.65% on amounts over $1 billion;
                                                                          provided Berger waives its fee to
                                                                          the extent the Fund's operating
                                                                          expenses exceed 2.00%
-------------------------------------------------------------------------------------------------------------
Berger IPT Mid-Cap Value Funds                     $250,000               0.75% on first $500 million;
                                                                          0.70% on the next $500 million;
                                                                          0.65% on amounts over $1 billion;
                                                                          provided Berger waives its fee to
                                                                          the extent the Fund's operating
                                                                          expenses exceed 1.2%
-------------------------------------------------------------------------------------------------------------


The principal executive officers and member manager of Berger are as follows:

--------------------------------------------------------------------------------
           NAME                             POSITIONS AT BERGER
--------------------------------------------------------------------------------
     Jack R. Thompson              President and Chief Executive Officer
--------------------------------------------------------------------------------
     Jay W. Tracey III      Executive Vice President & Chief Investment Officer
--------------------------------------------------------------------------------
     David G. Mertens                      Senior Vice President
--------------------------------------------------------------------------------
      Brian S. Ferrie       Vice President, Treasurer & Chief Financial Officer
--------------------------------------------------------------------------------
     Janice M. Teague           Vice President - Administration & Secretary
--------------------------------------------------------------------------------
     Anthony R. Bosch              Vice President & Chief Legal Officer
     Andrew J. Iseman           Vice President and Chief Operating Officer
--------------------------------------------------------------------------------
 Stilwell Management, Inc.                    Member Manager
--------------------------------------------------------------------------------


CSIM will pay the following compensation to Berger for serving as a sub-adviser to the Balanced Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management. Berger may delegate certain of its investment responsibilities to Perkins, Wolf, McDonnell and Co. (described below). Berger will pay 50% of the compensation that it receives from CSIM to Perkins, Wolf, McDonnell and Co.

Fees:

0.50% on all assets

EAGLE ASSET MANAGEMENT, INC. ("EAGLE") will serve as a sub-adviser to the Growth Portfolio and Balanced Portfolio. It was organized as a Florida corporation in 1976. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. As of December 31, 2001, Eagle had approximately $5.8 billion under management. Eagle's and Raymond James Financial, Inc.'s principal offices are located at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520.

Eagle acts as a sub-adviser to the following fund that has an investment objective similar to the objective of the portions of the Growth Portfolio and Balanced Portfolio that Eagle will be managing:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
   Heritage Growth Equity A Fund                 $250 million                           0.375%

-------------------------------------------------------------------------------------------------------------
      Mainstay VP Series Fund                    $180 million                           0.40%
-------------------------------------------------------------------------------------------------------------


The principal executive officers and directors of Eagle are as follows:

--------------------------------------------------------------------------------
       NAME                               POSITIONS AT EAGLE
--------------------------------------------------------------------------------
  Thomas A. James                        Chairman of the Board
--------------------------------------------------------------------------------
 Richard K. Riess                Chief Executive Officer and Director
--------------------------------------------------------------------------------
  Stephen G. Hill         President and Chief Operating Officer and Director
--------------------------------------------------------------------------------
 Kenneth K. Koster        Senior Vice President and Chief Compliance Officer
--------------------------------------------------------------------------------
   Richard Rossi                       Executive Vice President
--------------------------------------------------------------------------------

FCSIM will pay the following compensation to Eagle for serving as a sub-adviser to the Growth Portfolio and Balanced Portfolio. CSIM will separately compensate Eagle for managing each portfolio; provided, however, the managed assets of both portfolios will be aggregated for purpose of calculating the fees. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.50% on the first $100 million
0.45% on the next $50 million
0.40% on amounts above $150 million

HARRIS ASSOCIATES, L.P. ("HARRIS") will serve as a sub-adviser to the Growth Portfolio and the International Portfolio. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. As of December 31, 2001, Harris had approximately $20.8 billion under management. The principal office of Harris is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. CDC IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, MA 02116.

Harris serves as the investment adviser or sub-adviser to the following funds that have investment objectives similar to the objectives of the portions of the Growth Portfolio and International Portfolio that will be managed by Harris. Several of these funds are multi-manager funds. These funds are denominated by an asterisk, and the net assets and sub-advisory fees are for the entire fund and not only the portion managed by Harris.

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
Commonfund Value Opportunities Fund             $262.8 million             0.64% (the fund does not combine
                                                                           fees of its managers and reports
                                                                               an estimated, unaudited
                                                                           management fee with no waivers)
-------------------------------------------------------------------------------------------------------------
        Hillview Alpha Fund                      $95 million               1.43% (includes waiver of 0.32%)
-------------------------------------------------------------------------------------------------------------
 Hillview Alpha International Fund               $30 million               1.68% (includes waiver of 0.48%)
-------------------------------------------------------------------------------------------------------------
 Mass Mutual International Overseas              $23 million                 0.6746 % (includes waiver of
                Fund                                                                    0.05%)
-------------------------------------------------------------------------------------------------------------
 Masters Select International Fund              $278.8 million               0.9025% (includes waiver of
                                                                                       0.1975%)
-------------------------------------------------------------------------------------------------------------
     Masters Select Value Fund                  $160.5 million             1.08% (includes waiver of 0.02%)
-------------------------------------------------------------------------------------------------------------
       Nvest Star Value Fund                    $194.1 million                    0.75% (no waivers)
-------------------------------------------------------------------------------------------------------------
        Nvest Star Worldwide                    $171.1 million                    1.05% (no waivers)
        (International) Fund
-------------------------------------------------------------------------------------------------------------
     Oakmark International Fund                 $964.2 million                    1.30% (no waivers)
-------------------------------------------------------------------------------------------------------------
        Oakmark Select Fund                      $4.6 billion                     1.08% (no waivers)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  SunAmerica Series Focused Growth              $17.6 million              1.45% (includes waiver of 0.70%)
          and Income Fund
-------------------------------------------------------------------------------------------------------------
  SunAmerica Style Select Focused               $36.3 million              1.95% (includes waiver of 0.87%)
         International Fund
-------------------------------------------------------------------------------------------------------------


The principal executive officers and general partners of Harris are as follows:


---------------------------------------------------------------------------------------------------------
                 NAME                                          POSITIONS AT HARRIS
---------------------------------------------------------------------------------------------------------
        Harris Associates, Inc.                                  General Partner
---------------------------------------------------------------------------------------------------------
    CDC IXIS Asset Management North                              General Partner
              America, LP
---------------------------------------------------------------------------------------------------------
              David Herro                Vice President, Alternative and International Investment Group
---------------------------------------------------------------------------------------------------------
            Robert M. Levy                    President, Chairman, Chief Executive Office and Chief
                                                               Investment Officer
---------------------------------------------------------------------------------------------------------
          Roxanne M. Martino             Vice President, Alternative and International Investment Group
---------------------------------------------------------------------------------------------------------
            Anita M. Nagler                Managing Director, Alternative and International Investment
                                                                      Group
---------------------------------------------------------------------------------------------------------
              Janet Reali                         Vice President, General Counsel and Secretary
---------------------------------------------------------------------------------------------------------
           Floyd J. Bellman                                      Vice President
---------------------------------------------------------------------------------------------------------
           Kristi L. Rowsell                          Treasurer and Chief Financial Officer
---------------------------------------------------------------------------------------------------------
             John R. Raitt                  Chief Operating Officer and Director of Domestic Research
---------------------------------------------------------------------------------------------------------


CSIM will pay the following compensation to Harris for serving as a sub-adviser to the Growth Portfolio and International Portfolio. CSIM will compensate Harris separately for managing the portfolios, however, the managed assets of both portfolios will be aggregated for purposes of calculating the fees. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.60% on the first $125 million
0.575% on the next $125 million;
0.55% on amounts over $250 million

PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO") will serve as sub-adviser to the Balanced Portfolio. It was established as a Delaware limited partnership in 1971. It is a wholly owned subsidiary of PIMCO Advisors L.P. Allianz AG, a European-based, multi-national insurance and financial services holding company owns 70% of PIMCO Advisers L.P., and Pacific Life Insurance Company owns the remaining 30%. As of December 31, 2001, PIMCO had approximately $241billion under management. PIMCO's principal office is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, CA 92660.

PIMCO serves as the investment an adviser or sub-adviser to the following funds that have investment objectives similar to that of the portion of the Balanced Portfolio that will be managed by PIMCO:

                PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
              PIMCO TR                           $49 billion                            0.25%
-------------------------------------------------------------------------------------------------------------
              PIMCO T2                          $ 1.85 billion                          0.25%
-------------------------------------------------------------------------------------------------------------
              PIMCO T3                          $ 861 million                           0.25%
-------------------------------------------------------------------------------------------------------------


                    PIMCO FUNDS: GLOBAL INVESTORS SERIES PLC

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
              PAFPLCTR                          $ 298 million                           0.30%
-------------------------------------------------------------------------------------------------------------


                             PIMCO SUB-ADVISED FUNDS

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
  Pacific Select Fund Managed Bond               $2.3 billion                           0.25%
             Portfolio
-------------------------------------------------------------------------------------------------------------
          Harbor Bond Fund                        $1 billion                 0.50% on first $25 million;
                                                                           0.375% on the next $25 million;
                                                                          0.25% on amounts over $50 million
-------------------------------------------------------------------------------------------------------------
  Frank Russell Investment Company              $181.8 million                          0.25%
        Fixed Income I Fund
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  Frank Russell Investment Company              $110.1 million                          0.25%
       Diversified Bond Fund
-------------------------------------------------------------------------------------------------------------
JNL Series Trust PIMCO Total Return             $54.8 million                           0.25%
            Bond Series
-------------------------------------------------------------------------------------------------------------
Frank Russell Investment Management             $134.1 million                          0.25%
   Company Fixed Income III Fund
-------------------------------------------------------------------------------------------------------------
Frank Russell Investment Management             $221.7 million                          0.25%
  Company Multi-Strategy Bond Fund
-------------------------------------------------------------------------------------------------------------
Frank Russell Investment Management             $54.9 million                           0.25%
       Company Core Bond Fund
-------------------------------------------------------------------------------------------------------------
    ASMT PIMCO Total Return Bond                $456.2 million                          0.25%
             Portfolio
-------------------------------------------------------------------------------------------------------------
    PACE Strategic Fixed Income                 $272.3 million                          0.25%
            Investments
-------------------------------------------------------------------------------------------------------------
   Mitchell Hutchins Series Trust                $2.8 million                           0.25%
  Strategic Fixed Income Portfolio
-------------------------------------------------------------------------------------------------------------
 Target Total Return Bond Portfolio             $106.3 million                          0.25%
-------------------------------------------------------------------------------------------------------------
    AST PIMCO Total Return Bond                  $1.6 billion                           0.25%
             Portfolio
-------------------------------------------------------------------------------------------------------------
         Fremont Bond Fund                      $794.4 million                          0.25%
-------------------------------------------------------------------------------------------------------------
  Strategic Partners Conservative                $37 million                            0.25%
            Growth Fund
-------------------------------------------------------------------------------------------------------------
   Manufacturers Investment Trust               $739.5 million             0.30% on the first $150 million;
         Total Return Trust                                               0.25% on amounts over $150 million
-------------------------------------------------------------------------------------------------------------
  Strategic Partners Conservative                $76 million                            0.25%
          Growth Portfolio
-------------------------------------------------------------------------------------------------------------
   The GCG Trust Core Bond Series               $120.6 million                          0.25%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
The Enterprise Group of Funds, Inc.             $17.7 million                           0.25%
         Trust Total Return
-------------------------------------------------------------------------------------------------------------
  Met Investors Series Trust PIMCO              $101.4 million                          0.25%
       Total Return Portfolio
-------------------------------------------------------------------------------------------------------------


PIMCO operates as a separate and autonomous subsidiary that is managed and operated by the following managing directors:

---------------------------------------------------------------------------------------------------------
                 NAME                                          POSITIONS AT PIMCO
---------------------------------------------------------------------------------------------------------
             William Benz                      Managing Director, Account Manager/Client Services
---------------------------------------------------------------------------------------------------------
             Wesley Burns                             Managing Director, Executive Manager
---------------------------------------------------------------------------------------------------------
            Chris Dialynas                            Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
           Mohammed El-Erian                          Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
             William Gross                            Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
              John Hague                              Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
            Pasi Hamalainen                           Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
             Brent Harris                         Managing Director, Account Manager/Marketing
---------------------------------------------------------------------------------------------------------
             Brent Holden                       Managing Director, Account Manager/Client Service
---------------------------------------------------------------------------------------------------------
            Margaret Isberg                               Managing Director, Marketing
---------------------------------------------------------------------------------------------------------
              John Loftus                         Managing Director, Account Manager/Marketing
---------------------------------------------------------------------------------------------------------
             Paul McCulley                            Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
             Dean Meiling                       Managing Director, Account Manager/Client Service
---------------------------------------------------------------------------------------------------------
              James Muzzy                      Managing Director, Account Manager/ Client Service
---------------------------------------------------------------------------------------------------------
            William Podlich                           Managing Director, Executive Manager
---------------------------------------------------------------------------------------------------------
            William Powers                            Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
            Ernest Schmider                           Managing Director, Executive Manager
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            Lee Thomas, III                           Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------
           William Thompson                        Managing Director, Chief Executive Officer
---------------------------------------------------------------------------------------------------------
            Benjamin Trosky                           Managing Director, Portfolio Manager
---------------------------------------------------------------------------------------------------------



CSIM will pay the following compensation to PIMCO for serving as a sub-adviser to the Balanced Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.25% on all assets

PERKINS, WOLF, MCDONNELL & CO. ("PERKINS") will serve as a sub-adviser to the Balanced Fund. It was organized as a Delaware Corporation in 1980. As of December 31, 2001, Perkins had approximately $4.6 billion under management. As discussed above, Berger may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, #2600, Chicago, IL 60604.

Perkins serves as a sub-adviser to the following funds that have investment objectives similar to the portion of the Balanced Portfolio that will be managed by Perkins:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
Berger Mid-Cap Value Fund                       $264.8 million            One-half of the following: 0.75%
                                                                          on first $500 million; 0.70% on
                                                                          the next $500 million; 0.65% on
                                                                          amounts over $1 billion; provided
                                                                          Berger waives its fee to the
                                                                          extent the Fund's operating
                                                                          expenses exceed 2.00%
-------------------------------------------------------------------------------------------------------------
Berger IPT Mid-Cap Value Funds                     $250,000               One-half of the following:
                                                                          0.75% on first $500 million;
                                                                          0.70% on the next $500 million;
                                                                          0.65% on amounts over $1 billion;
                                                                          provided Berger waives its fee to
                                                                          the extent the Fund's operating
                                                                          expenses exceed 1.2%
-------------------------------------------------------------------------------------------------------------


The principal executive officers and directors of Perkins are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                         POSITIONS AT PERKINS
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
           Robert H. Perkins                                 President and Director
---------------------------------------------------------------------------------------------------------
            Gregory E. Wolf                      Treasurer, Director and Chief Operating Officer
---------------------------------------------------------------------------------------------------------


Perkins will be compensated by Berger out of sub-advisory fees that Berger receives from CSIM. Perkins will receive 50% of the compensation that is paid by CSIM to Berger. As discussed above, CSIM will pay Berger 0.50%. The Berger fee will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

One-half of 0.50% on all assets

ROYCE & ASSOCIATES, INC. ("ROYCE") will serve as a sub-adviser to the Small-Cap Portfolio. It was organized as a New York corporation in 1967 and is a wholly-owned subsidiary of Royce Holdings, LLC. Legg Mason, Inc. owns 100% of the interests in Royce Holdings, LLC. As of December 31, 2001, Royce had approximately $5.88 billion under management. Royce's principal office is located at 1414 Avenue of the Americas, New York, NY 10019. Legg Mason, Inc.'s and Royce Holdings, LLC's principal offices are located at 100 Light Street, Baltimore, MD 21202.

Royce serves as an investment adviser or sub-adviser to the following funds that have an investment objective similar to the portion of the Small-Cap Portfolio that will be managed by Royce:

                                 THE ROYCE FUND


--------------------------------------------------------------------------------------------------------------------
                    FUND                        NET ASSETS 12/31/01        MANAGEMENT FEE           EXPENSE CAP
--------------------------------------------------------------------------------------------------------------------
        Pennsylvania Mutual Fund - I              $444.9 milllion        1.00% on first $50             N/A
                                                                      million; 0.875% on next
                                                                       $50 million; 0.75% on
                                                                         amounts over $100
                                                                              million
--------------------------------------------------------------------------------------------------------------------
        Pennsylvania Mutual Fund - C               $137 million          1.00% on first $50            1.97%
                                                                      million; 0.875% on next
                                                                            $50 million;
                                                                       0.75% on amounts over
                                                                            $100 million
--------------------------------------------------------------------------------------------------------------------
       Royce Low-Priced Stock Fund - I              $1 billion                 1.50%                   1.49%
--------------------------------------------------------------------------------------------------------------------
          Royce Micro-Cap Fund - I                 202.4 million               1.50%                   1.49%
--------------------------------------------------------------------------------------------------------------------
          Royce Micro-Cap Fund - C                 $6.2 million                1.50%                   2.49%
--------------------------------------------------------------------------------------------------------------------
         Royce Opportunity Fund - I               $576.2 million               1.00%                    N/A
--------------------------------------------------------------------------------------------------------------------
        Royce Opportunity Fund - INST              $5.1 million                1.00%                   1.04%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
        Royce Opportunity Fund - FIC               $13.3 million               1.00%                   1.29%
--------------------------------------------------------------------------------------------------------------------
           Royce Premier Fund - I                 $798.9 million               1.00%                    N/A
--------------------------------------------------------------------------------------------------------------------
            Royce Select Fund - I                  $18.4 million                N/A                     N/A
--------------------------------------------------------------------------------------------------------------------
          Royce Special Equity Fund - I             $6 million                 1.00%                   1.49%
--------------------------------------------------------------------------------------------------------------------
         Royce Total Return Fund - I              $507.8 million               1.00%                   1.25%
--------------------------------------------------------------------------------------------------------------------
         Royce Total Return Fund - C               $3.1 million                1.00%                   2.20%
--------------------------------------------------------------------------------------------------------------------
      Royce Trust & GiftShares Fund - I            $26.1 million               1.00%                   1.49%
--------------------------------------------------------------------------------------------------------------------
      Royce Trust & GiftShares Fund - C               $7,671                   1.00%                   2.49%
--------------------------------------------------------------------------------------------------------------------
     Royce Trust & GiftShares Fund - CBC           $6.8 million                1.00%                   2.49%
--------------------------------------------------------------------------------------------------------------------
            Royce Value Fund - I                   $1.4 million                1.00%                   1.49%
--------------------------------------------------------------------------------------------------------------------
          Royce Value Plus Fund - I                $2.2 million                1.00%                   1.49%
--------------------------------------------------------------------------------------------------------------------
      Royce Technology Value Fund - I (1)      commenced operations            1.50%                   1.99%
                                                     12/31/01
--------------------------------------------------------------------------------------------------------------------

I = Investment Class, C = Consultant Class, INST = Institutional Class, FIC = Financial Intermediary Class, CBC = Consultant B Class
(1)  Royce is one of two sub-advisors of the Fund.

                               ROYCE CAPITAL FUND

--------------------------------------------------------------------------------------------------------------------
                    FUND                            NET ASSETS             MANAGEMENT FEE           EXPENSE CAP
                                                     12/31/01
--------------------------------------------------------------------------------------------------------------------
             Small Cap Portfolio                   $3.6 million                1.00%                   1.35%
--------------------------------------------------------------------------------------------------------------------
             Micro-Cap Portfolio                  $106.4 million               1.25%                   1.35%
--------------------------------------------------------------------------------------------------------------------

                             ROYCE CLOSED-END FUNDS

--------------------------------------------------------------------------------------------------------------------
                    FUND                            NET ASSETS             MANAGEMENT FEE           EXPENSE CAP
                                                     12/31/01
--------------------------------------------------------------------------------------------------------------------
           Royce Value Trust, Inc.                $849.1 million       Performance Based Fee       Cap Based on
                                                                           0.50% - 1.50%           Performance*
--------------------------------------------------------------------------------------------------------------------
         Royce Micro-Cap Trust, Inc.              $240.4 million       Performance Based Fee       Cap Based on
                                                                           0.50% - 1.50%           Performance*
--------------------------------------------------------------------------------------------------------------------
           Royce Focus Trust, Inc.                 $86.6 million               1.00%               Cap Based on
                                                                                                   Performance*
--------------------------------------------------------------------------------------------------------------------

*Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

                                SUB-ADVISED FUNDS


---------------------------------------------------------------------------------------------------------------
                    FUND                              NET ASSETS                     MANAGEMENT FEE
                                                       12/31/01
---------------------------------------------------------------------------------------------------------------
     AXP Partners Small Cap Value Fund(1)            $121 million          x%
---------------------------------------------------------------------------------------------------------------
  AXP Variable Portfolio-Partners Small Cap          $8.3 million          x%
               Value Fund (1)
---------------------------------------------------------------------------------------------------------------
      Penn Series Small Cap Value Fund               $84.5 million         0.70% on first $25 million;
                                                                           0.65% on next $75 million;
                                                                           0.60% on amounts over
                                                                                  $100 million
---------------------------------------------------------------------------------------------------------------

(1)  Royce is one of two sub-advisors of the Fund.

The principal executive officers and directors of Royce are as follows:


---------------------------------------------------------------------------------------------------------
                 NAME                                          POSITIONS AT ROYCE
---------------------------------------------------------------------------------------------------------
           Charles M. Royce                       President, Secretary, Treasurer and Director
---------------------------------------------------------------------------------------------------------
         Jack E. Fockler, Jr.                                    Vice President
---------------------------------------------------------------------------------------------------------
           W. Whitney George                                     Vice President
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
           Daniel A. O'Byrne                                     Vice President
---------------------------------------------------------------------------------------------------------
           John D. Diederich                          Chief Operating Officer and Director
---------------------------------------------------------------------------------------------------------
            Mark R. Fetting                                         Director
---------------------------------------------------------------------------------------------------------
           Raymond A. Mason                                         Director
---------------------------------------------------------------------------------------------------------
           Timothy C. Scheve                                        Director
---------------------------------------------------------------------------------------------------------


CSIM will pay the following compensation to Royce for serving as a sub-adviser to the Small-Cap Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.80% on the first $50 million
0.75% on next $50 million
0.70% on next $50 million
0.65% on next $50 million
0.60% on amounts over $200 million

TCW INVESTMENT MANAGEMENT COMPANY ("TIMCO") will serve as a sub-adviser to the Growth Portfolio and Small-Cap Portfolio. It was organized as a California corporation in 1971. TIMCO is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. As of December 31, 2001, TIMCO had approximately $17.39 billion under management. TIMCO's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris, France - La Defense Cedex.

TIMCO acts as the investment adviser or sub-adviser to the following funds having similar investment objectives to the portions of the Growth Portfolio and Small-Cap Portfolio that will be managed by TIMCO:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
TCW Galileo Value Opportunities Fund            $ 659 million                    0.80% on all assets
-------------------------------------------------------------------------------------------------------------
      AXA Premier Funds Trust
    -Premier Small/Mid-Cap Value                  $2 million               0.55% on the first $100 million;
  -Premier VIP Small/Mid-Cap Value                                         0.50% on the next $200 million;
                                                  $2 million                0.45% on the amounts over $300
                                       (both funds commenced operations                million
                                                   in 1/02)

-------------------------------------------------------------------------------------------------------------
   Touchstone Investment Trust
   Trust Emerging Growth Fund                     $ 73 million                           0.50%
   Touchstone Variable Series
   Trust Emerging Growth Fund

                                                  $6 million                            0.50%
-------------------------------------------------------------------------------------------------------------


The names and principal executive officers and directors of TIMCO are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                          POSITIONS AT TIMCO
---------------------------------------------------------------------------------------------------------
           Robert Alvin Albe                     Director, President and Chief Executive Officer
---------------------------------------------------------------------------------------------------------
         Thomas Ernest Larkin                              Director and Vice Chairman
---------------------------------------------------------------------------------------------------------
           Marc Irwin Stern                                   Director and Chairman
---------------------------------------------------------------------------------------------------------
       William Charles Sonneborn              Executive Vice President and Chief Operating Officer
---------------------------------------------------------------------------------------------------------

CSIM will pay the following compensation to TIMCO for serving as a sub-adviser to the Growth Portfolio and Small-Cap Portfolio. CSIM will compensate TIMCO separately for managing each portfolio; provided, however, the managed assets of both portfolios will be aggregated for purpose of calculating the fees. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.65% on the first $75 million
0.60% on the amounts over $75 million

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") will serve as a sub-adviser to the Growth Portfolio. It was organized as a Delaware Corporation in 1982. As of December 31, 2001, Thornburg had approximately $4.9 billion under management. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

Thornburg acts as the investment adviser or sub-adviser to the following funds that have investment objectives similar to the portion of the Growth Portfolio that will be managed by Thornburg:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
        SunAmerica Large-Cap                     $28 million                             x%
-------------------------------------------------------------------------------------------------------------
        Thornburg Value Fund                    $2.16 billion                           0.88%
-------------------------------------------------------------------------------------------------------------


The principal executive officers and directors of Thornburg are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                        POSITIONS AT THORNBURG
---------------------------------------------------------------------------------------------------------
           Garrett Thornburg                                 Chief Executive Officer
---------------------------------------------------------------------------------------------------------
             Brian McMahon                         Managing Director, Chief Investment Officer
---------------------------------------------------------------------------------------------------------
             Dawn Fischer                            Managing Director, Corporate Secretary
---------------------------------------------------------------------------------------------------------
            Beckie Hantulla                               Managing Director, Controller
---------------------------------------------------------------------------------------------------------


CSIM will pay the following compensation to Thornburg for serving as a sub-adviser to the Growth Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.45% on the first $200 million
0.40% on amounts over $200 million

TOCQUEVILLE ASSET MANAGEMENT L.P. ("TOCQUEVILLE") will serve as a sub-adviser to the Small-Cap Portfolio. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. As of December 31, 2001, Tocqueville had approximately $1.2 billion under management. Tocqueville's principal office is located at 1675 Broadway, 16th Floor, New York, New York 10019.

Tocqueville serves as the investment adviser to the following fund that has an investment objective similar to the portion of the Small-Cap Portfolio that will be managed by Tocqueville:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
The Tocqueville Small-Cap Value Fund            $45.4 million                    0.75% on all assets
-------------------------------------------------------------------------------------------------------------

The principal executive officers and general partner of Tocqueville are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                       POSITIONS AT TOCQUEVILLE
---------------------------------------------------------------------------------------------------------
  Tocqueville Management Corporation                             General Partner
---------------------------------------------------------------------------------------------------------
            P. Drew Rankin                                      Managing Director
---------------------------------------------------------------------------------------------------------
          Jean-Pierre Conreur                                   Managing Director
---------------------------------------------------------------------------------------------------------
        Robert W. Kleinschmidt                       President and Chief Investment Officer
---------------------------------------------------------------------------------------------------------
           John C. Hathaway                                     Managing Director
---------------------------------------------------------------------------------------------------------
             James E. Hunt                                      Managing Director
---------------------------------------------------------------------------------------------------------
            Francois Sicart                                         Chairman
---------------------------------------------------------------------------------------------------------
              Roger Cotta                                    Chief Operating Officer
---------------------------------------------------------------------------------------------------------


CSIM will pay the following compensation to Tocqueville for serving as a sub-adviser to the Small Cap Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.60% on all assets

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. As of December 31, 2001, Veredus had approximately $1.19 billion under management. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

Veredus serves as the sub-adviser to the following funds that have investment objectives similar to the portion of the Small-Cap Portfolio that will be managed by Veredus:

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/10
-------------------------------------------------------------------------------------------------------------
 ABN AMRO/Veredus Aggressive Growth             $348.9 million                          1.00%
                Fund
         ("N" Class Shares)
-------------------------------------------------------------------------------------------------------------
 ABN AMRO/Veredus Aggressive Growth             $10.7 million                           1.00%
                Fund
         ("I" Class Shares)
-------------------------------------------------------------------------------------------------------------


The principal executive officers and directors of Veredus are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                         POSITIONS AT VEREDUS
---------------------------------------------------------------------------------------------------------
           B. Anthony Weber                      President, Chief Executive Officer and Director
---------------------------------------------------------------------------------------------------------
        Charles P. McCurdy, Jr.                       Executive Vice President and Director
---------------------------------------------------------------------------------------------------------
           James R. Jenkins                   Vice President, Chief Operating Officer and Director
---------------------------------------------------------------------------------------------------------
             John S. Poole                                       Vice President
---------------------------------------------------------------------------------------------------------
        Charles F. Mercer, Jr.                                   Vice President
---------------------------------------------------------------------------------------------------------
           Stuart D. Bilton                                         Director
---------------------------------------------------------------------------------------------------------
             Ken Anderson                                           Director
---------------------------------------------------------------------------------------------------------

CSIM will pay the following compensation to Veredus for serving as a sub-adviser to the Small-Cap Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

If the assets are equal to or less than $25 million: 1.00% on all assets

If the assets are equal to or less than $50 million but greater than $25 million: 0.85% on all assets

If the assets are equal to or less than $100 million but greater than $50 million: 0.75% on all assets

If the assets are greater than $100 million:
     0.75% on the first $100 million in assets
     0.65% on the assets over $100 million

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") will serve as a sub-adviser to the International Portfolio. It is a Delaware limited liability company that was established in 1935. As of December 31, 2001, William Blair had approximately $12 billion under management. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

William Blair acts as the investment adviser or sub-adviser to the following funds that have investment objectives similar to the portion of the International Portfolio that will be managed by William Blair.

-------------------------------------------------------------------------------------------------------------
                FUND                              NET ASSETS                        MANAGEMENT FEE
                                                   12/31/01
-------------------------------------------------------------------------------------------------------------
     GBC Asset Management, Inc.                  $12 million               0.75% on the first $100 million;
                                                                            0.60% on the next $50 million;
                                                                            0.50% on all remaining assets
-------------------------------------------------------------------------------------------------------------
 William Blair International Growth              $454 million                           1.10%
                Fund
-------------------------------------------------------------------------------------------------------------

The principal executive officers and members of William Blair are as follows:

---------------------------------------------------------------------------------------------------------
                 NAME                                      POSITIONS AT WILLIAM BLAIR
---------------------------------------------------------------------------------------------------------
           Edgar D. Jannotta                                        Chairman
---------------------------------------------------------------------------------------------------------
           David D. Coolidge                          Chief Executive Officer and President
---------------------------------------------------------------------------------------------------------
           John R. Ettleson                                  Chief Financial Officer
---------------------------------------------------------------------------------------------------------


CSIM will pay the following compensation to William Blair for serving as a sub-adviser to the International Portfolio. The compensation will be paid out of CSIM's advisory fee and will be based on the average daily net assets under management.

Fees:

0.60% on all assets

SUMMARY OF THE PROPOSED SUB-ADVISORY AGREEMENTS

The provisions of the proposed Sub-Advisory Agreements are summarized below. Following the discussion of the provisions of the model Sub-Advisory Agreement between CSIM and each Sub-Adviser (the "Model Agreement") is a discussion of certain differences between the actual sub-advisory agreements proposed for shareholder approval and the Model Agreement that could be deemed to be material. The Model Agreement is attached as Exhibit B, and the description of the Sub-Advisory Agreements in this proxy statement is qualified by reference to Exhibit B.

AGREEMENT. Under the proposed sub-advisory agreements, CSIM will have general oversight responsibility for the investment advisory services provided to each multi-manager fund, including formulating investment policies and analyzing economic trends affecting each multi-manager fund. In accordance with each multi-manager fund's investment objective and policies, and under the supervision of CSIM and the fund's Board of Trustees, each sub-adviser will manage a discrete portion of the assets of the multi-manager fund that is allocated to it by CSIM. Each sub-adviser will be authorized to make investment decisions for the fund and place orders on behalf of the fund to effect the investment decisions made.

The proposed sub-advisory agreements provide that a sub-adviser will not be liable for any claims, liabilities, damages, costs or losses (collectively, "claims") arising out of the sub-advisory agreement, except to the extent such claims arise out of: (i) a sub-adviser's negligence, bad faith or willful misfeasance, or (ii) a sub-adviser's breach of the sub-advisory agreement; provided that, the provision will not be deemed a waiver or limitation of any obligation or duty that may not by law be waived or limited.

The provisions relating to execution of portfolio transactions of the proposed sub-advisory agreements authorize the sub-adviser to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies set forth in the multi-manager fund's prospectus and statement of additional information and the sub-adviser's overall obligation to seek the best overall terms available for the multi-manager fund. In selecting a broker or dealer, a sub-adviser may consider research services provided to it, subject to the multi-manager fund's policies and in compliance with the multi-manager fund's prospectus and statement of additional information.

Unless terminated earlier, the proposed sub-advisory agreements shall continue in effect for two years from its date of execution and, thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by (i) a majority of the independent trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) the trustees, or by the vote of a majority of the outstanding voting securities of the multi-manager fund.

The proposed sub-advisory agreements may be terminated, without cause, at any time without payment of penalty, by vote of a majority of the trustees or by vote of a majority of the outstanding voting securities of the multi-manager fund on not more than 60 days written notice to the sub-adviser, or by CSIM upon 90 days written notice to the sub-adviser. The proposed sub-advisory agreement may be immediately terminated, with cause, at any time upon written notice to the sub-adviser, without payment of any penalty, by vote of a majority of the trustees or by CSIM. The proposed sub-advisory agreement may be terminated at any time, without payment of penalty, by the sub-adviser upon 90 days written notice to CSIM. The sub-advisory agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Advisory and Administration Agreement between the trust and CSIM.

CSIM will pay each sub-adviser out of the fee it receives from the multi-manager fund. Under the proposed sub-advisory agreements, CSIM will pay each sub-adviser a fee based on the average daily net assets of the portions of the multi-manager funds allocated to them. The fees payable to each sub-adviser are shown in the summary of information about each sub-adviser.

The following is a summary of the differences between the provisions of the Model Agreement discussed above and the provisions of the actual sub-advisory agreements between CSIM and certain sub-advisers.

     American Century. The proposed sub-advisory agreement with American Century is different from the Model Agreement as follows: (i) American Century will not be responsible for determining the fair value of securities for which market quotations are not readily available, but will provide assistance to CSIM in these matters; (ii) American Century will not be responsible for obtaining market prices for securities for which a multi-manager fund's pricing agent does not obtain prices, but will provide assistance to CSIM in this situation; and
(iii) American Century may terminate the sub-advisory agreement with CSIM for cause at any time.

     Artisan. The proposed sub-advisory agreement with Artisan is different from the Model Agreement as follows: (i) Artisan will not be responsible for determining the fair value of securities for which market quotations are not available, but will provide assistance to CSIM in these matters; (ii) Artisan will not be responsible for obtaining market prices for securities for which a multi-manager fund's pricing agent does not obtain prices, but will provide assistance to CSIM in this situation; and (iii) CSIM may terminate the sub-advisory agreement immediately "with cause" in the event of a federal or state regulatory violation by Artisan only if, in the reasonable judgment of CSIM, it impairs Artisan's ability to perform under the sub-advisory agreement.

     Berger. The proposed sub-advisory agreement with Berger is different from the Model Agreement as follows: (i) Berger is authorized to delegate any or all of its investment management responsibilities to Perkins, Wolf. McDonnell & Co. ("Agent"), provided that Berger will continue to be fully responsible for performance of the sub-advisory agreement, as if Berger performed such Services itself; (ii) Berger is not responsible for the fair value pricing of securities when a multi-manager fund's pricing agent or CSIM has not provided reasonable notice that market quotations are not available, or in the event of operational or other market difficulties; (iii) Berger is required only to use its best efforts to arrange for the provision of market values from at least two parties independent of Berger with respect to any securities for which a multi-manager fund's pricing agent does not obtain prices in the ordinary course of business from an automated pricing service; and (iv) Berger may terminate the sub-advisory agreement with CSIM for cause at any time.

     Harris. The proposed sub-advisory agreement with Harris is different from the Model Agreement as follows: (i) Harris may terminate the sub-advisory agreement with CSIM for cause at any time.

     PIMCO. The proposed sub-advisory agreement with PIMCO is different from the Model Agreement as follows: (i) PIMCO will not be responsible for determining the fair value of securities for which market quotations are not readily available, but will provide assistance to CSIM in these matters; and (ii) PIMCO will not be responsible for arranging for the provision of market values from at least two parties independent of PIMCO with respect to any securities for which a multi-manager fund's pricing agent does not obtain prices in the ordinary course of business from an automated pricing service.

     Perkins. As summarized above Berger is authorized to delegate any or all of its investment management responsibilities to Perkins under its sub-advisory agreement with CSIM, provided that Berger will continue to be responsible for the Services delegated to Perkins as if Berger performed them itself. In accordance with the sub-advisory agreement, Berger has entered into an additional sub-advisory agreement with Perkins ("Perkins Agreement") to provide investment advisory services with respect to the Balanced Portfolio. The trust is expressly acknowledged as an intended third-party beneficiary under the Perkins Agreement and is granted full right to sue upon and enforce the Perkins Agreement. The Perkins Agreement provides that it shall be construed under the laws of Colorado. The other provisions in the Perkins Agreement should not have a material effect on the shareholders of the Balanced Portfolio because CSIM may hold Berger fully responsible under the sub-advisory agreement between CSIM and Berger for all Services rendered to the Balanced Portfolio whether provided by Berger or Perkins. The Perkins Agreement will terminate automatically upon the termination of the sub-advisory agreement between CSIM and Berger. The Perkins Agreement is attached as Exhibit C to the proxy statement, and the description of the Perkins Agreement in this proxy statement is qualified by reference to Exhibit C.

     Royce. The proposed sub-advisory agreement with Royce is different from the Model Agreement as follows: (i) CSIM may terminate the sub-advisory agreement immediately "with cause" in the event of a federal or state regulatory violation by Royce only if, in the reasonable judgment of CSIM, it impairs Royce's ability to perform under the sub-advisory agreement; and (ii) Royce may terminate the sub-advisory agreement with CSIM for cause at any time.

TRUSTEES' CONSIDERATIONS

The trustees, including the independent trustees, approved the proposed sub-advisory agreements at a meeting held on February 19, 2002. The trustees received written information from each sub-adviser and written and oral information from CSIM. CSIM recommended the approval of the proposed sub-advisory agreements and selection of each of the sub-advisers and reviewed the considerations underlying its recommendations. In this regard, CSIM reviewed and summarized information about key personnel, investment philosophy and process and performance track record of each of the sub-advisers, among other factors. The trustees also considered the quality of services each sub-adviser can be expected to provide to the applicable multi-manager fund in light of its history, reputation, qualification and background, as well as the qualifications of its personnel and its financial condition. The trustees also considered the fees to be paid to each sub-adviser. The trustees also considered the benefits expected to be realized by the sub-advisers, including that, in selecting a broker or dealer, a sub-adviser may consider research services provided to it, subject to the multi-manager fund's policies and in compliance with the multi-manager fund's prospectus and statement of additional information.

PROPOSAL 3A
To approve sub-advisory agreements for MarketManager Growth Portfolio

PORTFOLIO AFFECTED
MarketManager Growth Portfolio

The Board is recommending that the shareholders of the Growth Portfolio approve each of the following sub-advisers. For more information about each sub-adviser, please refer to the summary of information about each sub-adviser.

-------------------------------------------------------------------------------------------------------------
      PROPOSAL 3A                 SUB-ADVISER             INVESTMENT STYLE            MANAGEMENT FEE
-------------------------------------------------------------------------------------------------------------
     Proposal 3A-1       Eagle Asset Management, Inc.     Large-Cap Growth       0.50% on the first $100
                                                                                         million;
                                                                                  0.45% on the next $50
                                                                                       million; and
                                                                               0.40% on amounts above $150
                                                                                         million
-------------------------------------------------------------------------------------------------------------
     Proposal 3A-2          Harris Associates, L.P.       Large-Cap Value        0.60% on the first $125
                                                                                         million;
                                                                                 0.575% on the next $125
                                                                                       million; and
                                                                                0.55% on amounts over $250
                                                                                         million
-------------------------------------------------------------------------------------------------------------
     Proposal 3A-3         TCW Investment Management       Small/Mid-Cap          0.65% on the first $75
                                    Company                                            million; and
                                                                                0.60% on amounts over $75
                                                                                         million
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Proposal 3A-4           Thornburg Investment         Large-Cap Blend        0.45% on the first $200
                               Management, Inc.                                        million; and
                                                                                0.40% on amounts over $200
                                                                                         million
-------------------------------------------------------------------------------------------------------------


PROPOSAL 3B
To approve sub-advisory agreements for the MarketManager Balanced Portfolio

PORTFOLIO AFFECTED
MarketManager Balanced Portfolio

The Board is recommending that the shareholders of the Balanced Portfolio approve each of the following sub-advisers. For more information about each sub-adviser, please refer to the summary of information about each sub-adviser.

-------------------------------------------------------------------------------------------------------------
       PROPOSAL                   SUB-ADVISER             INVESTMENT STYLE            MANAGEMENT FEE
-------------------------------------------------------------------------------------------------------------
     Proposal 3B-1            Aronson + Partners          Large-Cap Value      If at anytime the amount of
                                                                                 assets is less than $100
                                                                                         million:
                                                                                    0.70% on the first $10
                                                                                           million;
                                                                                    0.50% on the next $40
                                                                                         million; and
                                                                                   0.35% on assets over $50
                                                                                    million, but less than
                                                                                        $100 million.
                                                                               If at anytime the amount of
                                                                              assets is equal to or greater
                                                                                    than $100 million:
                                                                                   0.30% on the first $250
                                                                                           million;
                                                                                    0.20% on the next $250
                                                                                         million; and
                                                                                    0.15% on amounts over
                                                                                         $500 million
-------------------------------------------------------------------------------------------------------------
     Proposal 3B-2                Berger LLC               Mid-Cap Value         One half of 0.50% on all
                                                                                          assets
-------------------------------------------------------------------------------------------------------------
     Proposal 3B-3        Perkins, Wolf, McDonnell &       Mid-Cap Value         One half of 0.50% on all
                                      Co.                                                 assets
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Proposal 3B-4       Eagle Asset Management, Inc.     Large-Cap Growth       0.50% on the first $100
                                                                                         million;
                                                                                  0.45% on the next $50
                                                                                       million; and

                                                                               0.40% on amounts above $150
-------------------------------------------------------------------------------------------------------------
     Proposal 3B-5            Pacific Investment            Fixed Income           0.25% on all assets
                              Management Company
-------------------------------------------------------------------------------------------------------------


PROPOSAL 3C
To approve sub-advisory agreements for the MarketManager Small-Cap Portfolio

PORTFOLIO AFFECTED
MarketManager Small-Cap Portfolio

The Board is recommending that the shareholders of the Small-Cap Portfolio approve each of the following sub-advisers. For more information about each sub-adviser, please refer to the summary of information about each sub-adviser.

-------------------------------------------------------------------------------------------------------------
       PROPOSAL                   SUB-ADVISER             INVESTMENT STYLE            MANAGEMENT FEE
-------------------------------------------------------------------------------------------------------------
     Proposal 3C-1         Royce & Associates, Inc.     Small Cap Value           0.80% on the first $50
                                                                                         million;
                                                                              0.75% on the next $50 million;
                                                                              0.70% on the next $50 million;
                                                                                  0.65% on the next $50
                                                                                       million; and
                                                                                0.60% on amounts over $200
                                                                                         million.
-------------------------------------------------------------------------------------------------------------
     Proposal 3C-2         TCW Investment Management       Small/Mid-Cap          0.65% on the first $75
                                    Company                                            million; and
                                                                                0.60% on amounts over $75
                                                                                         million
-------------------------------------------------------------------------------------------------------------
     Proposal 3C-3       Tocqueville Asset Management     Small-Cap Blend          0.60% on all assets
                                     L.P.
-------------------------------------------------------------------------------------------------------------
     Proposal 3C-4       Veredus Asset Management LLC     Small-Cap Growth    If the assets are equal to or
                                                                              less than $25 million: 1.00%.
                                                                              If the assets are equal to or
                                                                                less than $50 million but
                                                                                greater than $25 million:
                                                                                          0.85%
                                                                              If the assets are equal to
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              or less than $100 million but
                                                                                greater than $50 million:
                                                                                          0.75%.
                                                                                If the assets are greater
                                                                                    than $100 million:
                                                                                   0.75% on the first $100
                                                                                    million in assets; and
                                                                                   0.65% on the assets over
                                                                                        $100 million.
-------------------------------------------------------------------------------------------------------------


PROPOSAL 3D
To approve sub-advisory agreements for the MarketManager International Portfolio

PORTFOLIO AFFECTED
MarketManager International Portfolio

The Board is recommending that the shareholders of the International Portfolio approve each of the following sub-advisers. For more information about each sub-adviser, please refer to the summary of information about each sub-adviser.


-------------------------------------------------------------------------------------------------------------
       PROPOSAL                   SUB-ADVISER             INVESTMENT STYLE            MANAGEMENT FEE
-------------------------------------------------------------------------------------------------------------
Proposal 3D-1             American Century Investment      International          0.85% on the first $50
                               Management, Inc.            Small/Mid-Cap               million; and
                                                                                0.80% on amounts over $50
                                                                                         million
-------------------------------------------------------------------------------------------------------------
Proposal 3D-2                 Artisan Partners LP          Top Down Theme        0.75% on the first $100
                                                                                       million; and
                                                                                0.70% on the amounts over
                                                                                       $100 million
-------------------------------------------------------------------------------------------------------------
Proposal 3D-3               Harris Associates, L.P.     International Value      0.60% on the first $125
                                                                                         million;
                                                                                 0.575% on the next $125
                                                                                       million; and
                                                                                0.55% on amounts over $250
                                                                                         million
-------------------------------------------------------------------------------------------------------------
Proposal 3D-4            William Blair & Company, LLC   International Growth       0.60% on all assets
-------------------------------------------------------------------------------------------------------------

PROPOSAL 4
To amend fundamental investment policies

PORTFOLIOS AFFECTED
Growth Portfolio

Balanced Portfolio

BACKGROUND
Each portfolio operates in accordance with the investment objective described in its prospectus and statement of additional information.

The portfolios generally classify their policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of the portfolio's Board of Trustees. The 1940 Act requires the portfolios to classify only certain policies as fundamental. Each portfolio has classified its investment objective as a "fundamental" policy that may be changed only by shareholder vote.

Recently, CSIM reviewed the portfolios' fundamental investment objectives in connection with the proposal to convert the MarketManager Portfolios to multi-manager funds. Based on the recommendations of CSIM, the Board of Trustees has approved revised investment objectives that will permit the Growth Portfolio to invest primarily in domestic equity securities and "de-link" the Balanced Portfolio's investment objective from the Growth Portfolio's investment objective.

PROPOSAL 4A
To amend the fundamental investment objective of the Growth Portfolio

PORTFOLIO AFFECTED
Growth Portfolio

The current fundamental investment objective is: Growth Portfolio "seeks capital growth with less volatility than a portfolio comprised entirely of stock funds."

The new fundamental investment objective would be: Growth Portfolio "seeks capital growth."

The Board of Trustees believes that the more flexible fundamental investment objective for the Growth Portfolio is in the best interests of the Growth Portfolio and its shareholders because it will allow the Growth Portfolio to invest all of its assets in equity securities. Currently, the manager allocates the Growth Portfolio's assets among stock funds, bond funds, and money market funds, with model allocations of 80%, 15%, and 5%, respectively. The manager also has model allocations for the stock funds of 35% large-cap, 20% small-cap, and 25% international. The Board believes that the Growth Portfolio would have greater flexibility in seeking to achieve its primary objective of capital growth if the portfolio were no longer managed using an asset allocation strategy and if it could invest entirely in equity securities. In general, the fund would invest only in U.S. equity securities. Equity securities generally provide greater opportunity for growth while bond and money market instruments provide greater opportunities for income. An all-equity portfolio would be less diversified than the current Growth Portfolio, and, thus, the risks of an investment in an all-equity portfolio would be concentrated primarily on the risks of investing in equity securities, rather than diversified among investments in equity securities and bond and money market instruments. Although, historically, equity securities have offered higher long-term returns than bond or money market instruments, their performance can rise and fall rapidly and their value may fluctuate more than that of bond or money market instruments. The Board believes that investors would be better served by providing them with a product that seeks only the one investment objective of "growth," particularly when the Balanced Portfolio is available for those investors seeking a blend of growth and income investments.

PROPOSAL 4B
To amend the fundamental investment objective of the Balanced Portfolio

PORTFOLIO AFFECTED
Balanced Portfolio

The current fundamental investment objective is: Balanced Portfolio "seeks capital growth and income with less volatility than the Growth Portfolio."

The new fundamental investment objective would be: Balanced Portfolio "seeks capital growth and income."

The Board of Trustees believes that the new fundamental investment objective for the Balanced Portfolio is in the best interest of the Balanced Portfolio and its shareholders because the amended investment objective would not be linked to the investment objective of the Growth Portfolio. The Board believes that the reference to the Growth Portfolio in the current investment objective is not essential to the primary investment objective of the Balanced Portfolio, which is to seek "capital growth and income." CSIM, as investment adviser for the Balanced Portfolio, conducts an independent portfolio analysis with a principal focus on the portfolio's policies and current portfolio composition. CSIM believes that it could perform its function more efficiently if it were able to do so only on the basis of its analysis of the fund's portfolio, and without reference to the risk characteristics of another MarketManager Portfolio. The substance of the new fundamental investment objective is the same; the only difference is that it is no longer linked to the investment objective of the Growth Portfolio.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals
-----------------------------------

The trust is not required to hold annual shareholders' meetings, and the trust does not intend to do so.

The trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental investment objectives or approving or amending an investment advisory agreement.

In addition, a trustee may be removed by shareholders of the funds of the trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of such trust.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholders meeting should send their written submissions to the trust. The address for the trust is 101 Montgomery Street, San Francisco, CA 94104.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.

Shareholder Reports
-------------------
Each portfolio will furnish, without charge, a copy of its most recent Annual Report and, if available, Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the trust at P.O. Box 7575, San Francisco, CA 94120-7575, or should call Schwab at 1-800-435-4000.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees
----------------------------------------------------------------------
Please advise the trust in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statements, other soliciting material, and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the trust, 101 Montgomery Street, San Francisco, CA 94104, Attention: Koji Felton, Secretary.

Shareholders who do not expect to attend the meeting in person are urged to vote their shares promptly by internet, phone or mail.

ABOUT THE TRUST
To the knowledge of the trust, as of January 31, 2002, the officers and trustees together owned less than 1% of the outstanding voting securities of each portfolio, with the exception of the MarketManager International Portfolio, of which they owned ___%.

To the knowledge of the trust, as of January 31, 2002, the following persons had beneficial ownership of more than 5% of the shares of a portfolio. The trust has no knowledge as to whether the beneficial owner has the right to acquire beneficial ownership of shares of a portfolio.

[pending]

The following table shows the number of shares of a portfolio beneficially owned by each trustee and certain executive officers of the trust as of December 31, 2001. The trust has no knowledge as to whether any trustee has the right to acquire beneficial ownership of shares of the portfolio. In cases where the amount owned of a portfolio is more than 1% of the portfolio's assets, the percentage owned is noted. Unless otherwise noted, each trustee owns less than 1% of the outstanding shares of the portfolio.

Trustees and Executive Officers of the Trust
--------------------------------------------

                      POSITION(S) WITH
NAME                  THE TRUST                        PORTFOLIO                     SHARES (%)

Mariann Byerwalter    Trustee                          None

Jeremiah H. Chafkin*  Executive Vice President,        Small-Cap Portfolio             8,829
                      Chief Operating Officer and      International Portfolio         6,764
                      Trustee

John P. Coughlan*     President, Chief Executive       None
                      Officer and Trustee

Donald F. Dorward     Trustee                          None

William A. Hasler     Trustee                          None

Robert G. Holmes      Trustee                          None

Charles R. Schwab*    Chairman and Trustee             Small-Cap Portfolio              9,709
                                                       International Portfolio        281,354 (1.32%)
Gerald B. Smith       Trustee                          None

Donald R. Stephens    Trustee.                         None

Michael W. Wilsey     Trustee                          None

*        Denotes an "interested person" of the trust as defined in the 1940 Act.
         In addition to their positions with the investment adviser and distributor, Messrs. Chafkin, Coghlan and Schwab also own stock of The Charles Schwab Corporation, a publicly traded company that is the parent of the investment adviser and distributor.

The following trustees and officers of the trust are officers of CSIM. Each of them also owns stock of The Charles Schwab Corporation, a publicly traded company that is the parent of CSIM.

NAME                                  POSITION WITH TRUST                 POSITION WITH CSIM
John Phillip Coghlan                  President, Chief Executive          Chief Executive Officer and
                                      Officer and Trustee                 Director

Koji E. Felton                        Secretary                           Senior Vice President, Chief
                                                                          Counsel and Assistant Corporate
                                                                          Secretary

Charles R. Schwab                     Chairman and Trustee                Chairman and Director

Tai-Chin Tung                         Treasurer and Principal Financial   Senior Vice President and Chief
                                      Officer                             Financial Officer

Stephen B. Ward                       Senior Vice President and Chief     Senior Vice President, Chief
                                      Investment Officer                  Investment Officer and Director


INFORMATION ABOUT THE INVESTMENT ADVISER

The following tables provide information about the proposed level of fees payable to CSIM as investment adviser and administrator that would apply if shareholders approve the proposals. Current expenses for the portfolios do not reflect the expenses of the underlying funds.

Annual Operating Expenses (% of average net assets)
---------------------------------------------------

                                               GROWTH PORTFOLIO             BALANCED PORTFOLIO
FEES AND EXPENSES                           CURRENT       PROPOSED        CURRENT       PROPOSED
----------------------------------------------------------------------------------------------------
Management fees                              0.54           1.00           0.54           0.85
Distribution (12b-1) fees                    None           None           None           None
Other expenses                               0.35           0.41           0.35           0.45
----------------------------------------------------------------------------------------------------
Total annual operating expenses              0.89           1.41           0.89           1.30

Expense reduction                           (0.39)         (0.16)         (0.39)         (0.20)
----------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES                       0.50*         1.25**          0.50*           1.10**


                                             SMALL CAP PORTFOLIO          INTERNATIONAL PORTFOLIO
FEES AND EXPENSES                           CURRENT       PROPOSED        CURRENT       PROPOSED
----------------------------------------------------------------------------------------------------
Management fees                              0.54           1.30           0.54           1.40
Distribution (12b-1) fees                    None           None           None           None
Other expenses                               0.37           0.46           0.34           0.43
----------------------------------------------------------------------------------------------------
Total annual operating expenses              0.91           1.76           0.88           1.83

Expense reduction                           (0.41)         (0.21)         (0.38)         (0.18)

----------------------------------------------------------------------------------------------------
NET OPERATING EXPENSES                       0.50*           1.55**         0.50*          1.65**


* Guaranteed by Schwab and CSIM through 2/28/03 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlyng funds in which the portfolio invests are not included in these expenses. The income received by the portfolio from underlying funds is reduced by those expenses.

** Guaranteed by Schwab and CSIM through 2/29/04 (excluding interest, taxes and certain non-routine expenses) if shareholders approve the proposals.

Expenses on a $10,000 investment
--------------------------------
This example is designed to help you compare expenses with other mutual funds. The example assumes that you invest $10,000 for the time periods shown and that your investment has a 5% return each year. The current expenses do not reflect the expenses of the underlying funds. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

                                                     1 YEAR        3 YEARS        5 YEARS       10 YEARS
  GROWTH PORTFOLIO
                               Current               $51           $245           $455          $1,060
                               Proposed              $127          $414           $739          $1,660
  BALANCED PORTFOLIO
                               Current               $51           $245           $455          $1,060
                               Proposed              $112          $371           $673          $1,529
  SMALL CAP PORTFOLIO
                               Current               $51           $249           $464          $1,082
                               Proposed              $158          $512           $912          $2,034
  INTERNATIONAL PORTFOLIO
                               Current               $51           $243           $450          $1,049
                               Proposed              $168          $539           $955          $2,114

Schwab provides shareholder services and transfer agent services under contracts with each portfolio. For the services performed as shareholder services agent, Schwab is entitled to receive an annual fee, payable monthly from the portfolio, in the amount of 0.20% of each portfolio's average daily assets. For services performed as transfer agent, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets. Schwab had waived its transfer agent and shareholder services fee under the multi-fund structure but will discontinue its waiver of the entire transfer agent and shareholder services fee if shareholders approve these proposals and the portfolios are converted to the multi-manager strategy.

CSIM is the investment adviser for the following funds that have investment objectives similar to the Growth, Small Cap and International Portfolios.

-------------------------------------------------------------------------------------------------
Fund                                   Net Assets as    Contractual Rate of    Effective Rate of
                                       of 10/31/01         Compensation           Compensation**
                                       ($ x 1,000)             %                      %
-------------------------------------------------------------------------------------------------
Analytics Fund                             209,785              0.54                  0.41
-------------------------------------------------------------------------------------------------
Communications Focus Fund                   15,841              0.54                  0.15
-------------------------------------------------------------------------------------------------
Financial Services Focus Fund               21,331              0.54                  0.21
-------------------------------------------------------------------------------------------------
Health Care                                 32,009              0.54                  0.27
Focus Fund
-------------------------------------------------------------------------------------------------
Technology                                  38,820              0.54                  0.27
Focus Fund
-------------------------------------------------------------------------------------------------
MarketTrack All-Equity                     405,447              0.44                  0.17
Portfolio
-------------------------------------------------------------------------------------------------
MarketTrack Growth Portfolio               511,179              0.44                  0.20
-------------------------------------------------------------------------------------------------
MarketTrack Growth Portfolio                22,296              0.44                  0.12
II (Annuity)*
-------------------------------------------------------------------------------------------------


* Data for this fund are as of 12/31/01.

** These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid as a result of waivers by CSIM for the 12 months ended 10/31/01, except for the MarketTrack Growth Portfolio II, which is for the 12 months ended 12/31/01.

CSIM is the investment adviser for the following funds that have investment objectives similar to the Balanced Portfolio.

-------------------------------------------------------------------------------------------------
Fund                            Net Assets as of    Contractual Rate of    Effective Rate of
                                10/31/01            Compensation           Compensation*
                                ($ x 1,000)                   %                      %
-------------------------------------------------------------------------------------------------
MarketTrack Balanced Portfolio             496,945          0.44                   0.20
-------------------------------------------------------------------------------------------------
MarketTrack Conservative                   211,256          0.44                   0.17
Portfolio
-------------------------------------------------------------------------------------------------

* These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid as a result of waivers by CSIM for the 12 months ended 10/31/01.

                                    EXHIBIT A

                             Amendment to Schedule B
             to the Investment Advisory and Administration Agreement
                            for Schwab Capital Trust

--------------------------------------------------------------------------------------------------------------
Fund                                                    Fee
--------------------------------------------------------------------------------------------------------------
Schwab MarketManager Growth Portfolio (formerly known   One percent (1.00%) of the Fund's average daily net
as Schwab OneSource Portfolios-Growth Allocation)       assets.
--------------------------------------------------------------------------------------------------------------
Schwab MarketManager Balanced Portfolio (formerly       Eighty-five one-hundredths of one percent (0.85%) of
known as Schwab OneSource Portfolios-Balanced           the Fund's average daily net assets.
Allocation)
--------------------------------------------------------------------------------------------------------------
Schwab MarketManager Small Cap Portfolio (formerly      One hundred thirty one-hundredths of one percent
known as Schwab OneSource Portfolios-Small Company)     (1.30%) of the Fund's average daily net assets.
--------------------------------------------------------------------------------------------------------------
Schwab MarketManager International Portfolio            One hundred forty one-hundredths of one percent
(formerly known as Schwab OneSource                     (1.40%) of the Fund's average daily net assets.
Portfolios-International)
--------------------------------------------------------------------------------------------------------------

                                                SCHWAB CAPITAL TRUST

                                                By:
                                                Name:
                                                Title

                                                CHARLES SCHWAB INVESTMENT
                                                MANAGEMENT, INC.

                                                By:
                                                Name:
                                                Title

                                    EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this ___ day of ________, 200_, by and between, Charles Schwab Investment Management, Inc. ("CSIM"), and
[_________________________________________] ("Sub-Adviser").

     WHEREAS, Schwab Capital Trust, a Massachusetts business trust ("Company"), is an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"), consisting of several series, each having its own investment objective and policies; and

     WHEREAS, Company has entered into an Investment Advisory and Administration Agreement with CSIM pursuant to which CSIM acts as investment manager to Company ("Management Agreement"); and

     WHEREAS, CSIM, acting with the approval of Company, wishes to retain Sub-Adviser to provide discretionary investment advisory services ("Services") with respect to a portion of each series identified on Schedule A hereto, as may be amended from time to time, (each a "Fund") that may be allocated by CSIM for management by the Sub-Adviser from time to time, together with all income earned on those assets and all realized and unrealized capital appreciation related to those assets (for each Fund, the "Managed Assets"), and Sub-Adviser is willing to render the Services.

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties agree as follows:

1. APPOINTMENT. CSIM appoints Sub-Adviser to provide the Services for the period and term set forth in this Investment Sub-Advisory Agreement ("Agreement"). Sub-Adviser accepts such appointment and agrees to render the Services as provided herein.

2.   DUTIES OF SUB-ADVISER.

     (a) Subject to supervision by the Company, its Board of Trustees ("Trustees") and CSIM (collectively "Fund Parties"), Sub-Adviser will manage the investment and reinvestment of the Managed Assets and determine in its discretion, the securities and other property to be purchased or sold and the portion of the Managed Assets to be retained in cash. Sub-Adviser will use the same skill and care in providing the Services to each Fund as it utilizes in providing investment advisory services to other fiduciary accounts for which it has investment responsibilities. Sub-Adviser will provide Fund Parties with records concerning Sub-Adviser's activities that Fund Parties are required to maintain, and regular reports concerning Sub-Adviser's performance of the Services.

     (b) Unless CSIM provides written instructions to the contrary, Sub-Adviser will review all proxy solicitation materials and will exercise any voting rights associated with securities comprising the Managed Assets in the best interests of each Fund and its shareholders.

     (c) Sub-Adviser will provide assistance to Company, Charles Schwab & Co, Inc. ("Distributor") and CSIM (collectively "Schwab Parties"), as may be reasonably requested by such parties, in connection with the offering, sale and marketing of Fund shares. Such assistance will include, without limitation: (i) review of offering, marketing and sales materials; (ii) attendance and participation at internal and external conferences (including in-person, telephonic and video), conventions, road shows and other sales or educational meetings; and (iii) provision of discussion, analysis and commentary and market and performance data for filings with the Securities and Exchange Commission ("SEC") and web and other medium based marketing and advertising. Schwab parties may use the names, trade names, trademarks, service marks, artwork, designs, or other copyrighted materials of Sub-Adviser in connection with the offering, sale and marketing of Fund shares, subject to the written approval of Sub-Adviser, which will not be unreasonably withheld.

     (d) Unless CSIM provides written instructions to the contrary, Sub-Adviser will be responsible for determining, in good faith, the fair value of any securities of the Managed Assets for which market quotations are not readily available in accordance with guidelines and procedures adopted by the Trustees. In addition, Sub-Adviser will arrange for the provision of market values from at least two parties independent of Sub-Adviser with respect to any securities of the Managed Assets for which the Company's pricing agent does not obtain prices in the ordinary course of business from an automated pricing service.

     (e) Sub-Adviser will discharge the foregoing responsibilities subject to the supervision of Fund Parties, and in compliance with the following: (i) such policies as Fund Parties may from time to time establish; (ii) Company's Prospectus and Statement of Additional Information ("Prospectus and SAI"); (iii) Company's Declaration of Trust and By-Laws; (iv) 1940 Act; (v) the Investment Advisers Act of 1940 ("Advisers Act"); (vi) any exemptive or other relief granted by the SEC; (vii) the Internal Revenue Code of 1986 ("Code"); (viii) the Commodities and Exchange Act ("CEA"); and (ix) any other applicable laws. If a conflict in policies referenced herein occurs, the Prospectus and SAI will control.

     (f) Sub-Adviser agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the Services on the terms and for the compensation provided herein. Sub-Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund.

3. DUTIES OF CSIM. CSIM will continue to have responsibility for all services to be provided to a Fund pursuant to the Management Agreement and will oversee and review Sub-Adviser's performance of the Services. CSIM will furnish to Sub-Adviser current and complete copies of the Declaration of Trust and By-laws of Company, and the current Prospectus and SAI as those documents may be amended from time to time.

4. CUSTODY. Company will designate one or more custodians to hold the Managed Assets ("Custodian") in the name of each Fund. Each custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund including the Managed Assets, and Sub-Adviser will have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. In the event that any cash or securities of a Fund are delivered to Sub-Adviser, Sub-Adviser will promptly deliver the same to the Custodian for the benefit of and in the name of Fund. Sub-Adviser will provide to the Custodian and Fund Accountant on each business day, information relating to all transactions in the Managed Assets and will provide such information to Fund Parties upon request. Sub-Adviser will make all reasonable efforts to notify Custodian and Fund Accountant of all orders to brokers for the Managed Assets by 9:00 am EST on the day following the trade date and will affirm the trade to the Custodian and Fund Accountant before the close of business one business day after the trade date.

5.   PORTFOLIO TRANSACTIONS.

     (a) Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities and other property for a Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and SAI, or as Fund Parties may direct from time to time, and in conformity with the federal securities laws.

     (b) In effecting transactions for a Fund and selecting brokers or dealers, Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms for any transaction, Sub-Adviser will consider any factors that it deems relevant, including price paid for the security, commission paid for the transaction, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions and order of call.

     (c) Consistent with any policies established by Fund Parties and in compliance with the Prospectus and SAI and 1940 Act, Sub-Adviser is authorized, in its discretion, to utilize the services of a broker or dealer that provides brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).

     (d) In no instance will Sub-Adviser cause Managed Assets to be purchased from or sold to Distributor, CSIM, Sub-Adviser or any affiliated person of either Company, Distributor, CSIM, or Sub-Adviser (collectively "Related Parties"), except to the extent permitted by the 1940 Act or any exemptive or other relief granted by the SEC. Sub-adviser will not execute any transactions with brokers or dealers that are Related Parties without the prior written approval of CSIM.

     (e) Consistent with any policies established by Fund Parties, Sub-Adviser may aggregate orders for purchase or sale of Managed Assets with similar orders being made concurrently for other accounts managed by Sub-Adviser, if, in Sub-Adviser's reasonable judgment, such aggregation will result in an overall economic benefit to Fund, taking into consideration the transaction price, brokerage commission and other expenses. In any single transaction in which purchases or sales of securities of any issuer for the account of a Fund are aggregated with other accounts managed by Sub-Adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the Fund.

6. COMPENSATION OF SUB-ADVISER. For the Services provided and expenses assumed by Sub-Adviser under this Agreement, CSIM will pay to Sub-Adviser compensation at the rate specified in Schedule B, as may be amended from time to time. Such compensation will be paid at the times and on the terms set forth in Schedule B. All rights of compensation under this Agreement for Services performed as of the termination date will survive the termination of this Agreement. Except as otherwise prohibited by law or regulation, Sub-Adviser may, in its discretion, from time to time, waive a portion of its compensation.

7.   REPORTS.

     (a) Sub-Adviser will provide written quarterly reports to Fund Parties regarding the Managed Assets. CSIM will specify the information to be included in such quarterly reports. Sub-Adviser will make available to Fund Parties any economic, statistical and investment services that Sub-Adviser makes available to its other institutional clients.

     (b) Sub-Adviser will promptly communicate to Fund Parties any information relating to transactions in the Managed Assets, as Fund Parties may reasonably request.

     (c) Sub-Adviser will promptly notify Fund Parties of any financial or regulatory condition that is likely to impair the ability of Sub-Adviser to perform the Services. In addition, Sub-

Adviser will promptly notify Fund Parties of any intended change in control of Sub-Adviser and of any intended change in portfolio or senior management, as far in advance of such change as possible.

     (d) Sub-Adviser will make its officers and employees available to meet with Fund Parties at such times and places, as Fund Parties may reasonably request, including at quarterly and special meetings of the Trustees in San Francisco, California.

8. STATUS OF SUB-ADVISER. Sub-Adviser is and will continue to be registered under the Advisers Act. The Services of Sub-Adviser to Company for each Fund are not to be deemed exclusive, and Sub-Adviser is free to render similar services to others so long as its Services to the Fund are not impaired thereby. Sub-Adviser is and will continue to be an independent contractor and, unless otherwise expressly provided or authorized, has no authority to act for or represent Company in any way or otherwise act as agent of Company.

9. CODE OF ETHICS. Sub-Adviser will furnish to Fund Parties a current copy of its code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. Upon written request of CSIM, Sub-Adviser will permit Fund Parties to examine the reports made by Sub-Adviser pursuant to Rule 17j-1 and other records relevant to Sub-Adviser's code of ethics. Sub-Adviser will provide an annual certification to Fund Parties certifying that there have been no material violations of Sub-Adviser's code of ethics or, if such violations have occurred, that appropriate actions have been taken in response to such violations.

10.  CERTAIN RECORDS.

     (a) Sub-Adviser will maintain all books and records with respect to transactions involving the Managed Assets required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser will provide to Fund Parties periodic and special reports, balance sheets, profitability analyses, financial information, and such other information with regard to Sub-Adviser's affairs, as Fund Parties may reasonably request, including any information requested by Fund Parties to assist the Trustees in evaluating the terms of this Agreement and any renewal thereof under
Section 15(c) of the 1940 Act.

     (b) Sub-Adviser will keep the books and records relating to the Managed Assets required to be maintained by Sub-Adviser under this Agreement and will timely furnish to Fund Parties all information relating to Sub-Adviser's Services under this Agreement needed by Fund Parties to keep the other books and records of the Company required by Rule 31a-1 under the 1940 Act. Sub-Adviser will also furnish to Fund Parties any other information relating to the Managed Assets that must be filed by Company with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Sub-Adviser agrees that all records that it maintains on behalf of Company are property of Company and Sub-Adviser will surrender promptly to Company any of such records upon Fund Parties' request; provided, however, Sub-Adviser may retain a copy of such records. In addition, Sub-Adviser will preserve for the periods prescribed by Rule 31a-2 under 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to CSIM).

11. LIMITATION OF LIABILITY OF SUB-ADVISER. Sub-Adviser will not be liable for any claims, liabilities, damages, costs or losses ("collectively" claims) arising out of this Agreement, except to the extent such claims arise out of:
(a) Sub-Adviser's negligence, bad faith or willful misfeasance; or (b) Sub-Adviser's breach of this Agreement. Nothing in this Section 11 will be deemed a waiver or limitation of any obligation or duty that may not by law be waived or limited.

12.  INDEMNIFICATION.

     (a) Sub-Adviser will indemnify and hold harmless Fund Parties, their affiliates and their respective employees, officers and directors from and against all claims arising out of this Agreement to the extent such claims arise out of: (i) Sub-Adviser's negligence, bad faith or willful misfeasance; or (ii) Sub-Adviser's breach of this Agreement.

     (b) CSIM will indemnify and hold harmless Sub-Adviser, its affiliates, and their respective employees, officers and directors from and against all claims arising out of this Agreement, except to the extent such claims arise out of:
(i) Sub-Adviser's negligence, bad faith or willful misfeasance; or (ii) Sub-Adviser's breach of this Agreement.

13. CONFIDENTIALITY. The Mutual Confidentiality and Non-Disclosure Agreement ("Confidentiality Agreement") previously entered into between the parties is attached hereto as Schedule C and incorporated herein by reference. The Confidentiality Agreement will remain in effect throughout the term of this Agreement, and each party will abide by all of the provisions set forth therein. Upon termination of this Agreement, each party will continue to hold any Confidential Information (as that term is defined in the Confidentiality Agreement) in strict confidence for ten years from the date of termination, except with regard to: (a) trade secrets of either party which will be held in confidence for as long as such information remains a trade secret; and (b) Schwab Customer Information (as that term is defined in the Confidentiality Agreement) which will be held by Sub-Adviser in strict confidence in perpetuity and which will be used by Sub-Adviser only to perform the Services and for no other purpose. In the event any of the provisions of the Confidentiality Agreement conflict with any of the provisions of this Agreement, the latter will control.

14. PUBLICITY. During and after the term of this Agreement, Sub-Adviser will not make any media release or other public announcement relating to this Agreement without Schwab Parties' prior written consent. Sub-Adviser will acquire no right to use, and will not use, without Schwab Parties' prior written consent, with respect to each use, the terms or existence of this Agreement, the names, trade names, trademarks, service marks, artwork, designs, or copyrighted materials of Schwab Parties or their affiliates in any sales or advertising materials, press releases, client lists, presentations, promotions or other publicity related materials or media.

15.  DURATION AND TERMINATION.

     (a) This Agreement will become effective for each Fund upon its approval by the Trustees and by a vote of the majority of the outstanding voting securities of each Fund; provided, however, if CSIM obtains exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Fund involved, the Agreement will become effective upon its approval by the Trustees, without approval by the shareholders. This Agreement will remain in effect until two years from date of each effectiveness, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" will be construed in a manner consistent with the 1940 Act.

     (b) This Agreement may be terminated at any time, without cause and without payment of any penalty by Fund Parties, by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days' written notice to the Sub-Adviser, or by

CSIM upon 90 days' written notice to Sub-Adviser. In addition, this Agreement may be terminated, with cause, by CSIM at any time, without payment of any penalty by Fund Parties, upon written notice to Sub-Adviser. As used herein, "with cause" means: (i) any material breach of the Agreement by Sub-Adviser;
(ii) any federal or state regulatory violation by Sub-Adviser; and (iii) any material financial or other impairment that in the reasonable judgment of CSIM impairs Sub-Adviser's ability to perform the Services.

     (c) This Agreement may not be terminated by the Sub-Adviser prior to January 1, 2003. Thereafter, this Agreement may be terminated by the Sub-Adviser at any time, without cause and without payment of any penalty, upon 90 days' written notice to CSIM.

     (d) This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Management Agreement.

     (e) Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. As used in this Section 15, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in the 1940 Act; subject to such exceptions and other relief as may be granted by the SEC.

16. NOTICE. All notices required or permitted hereunder will be deemed sufficient upon receipt if sent by: (a) hand; (b) registered or certified mail, postage prepaid; (c) overnight courier; or (d) facsimile transmission to the last address furnished by the other party to the party giving notice. At the outset, such notices will be delivered to the following addresses:

            CSIM:                 Charles Schwab Investment Management, Inc.
                                  101 Montgomery Street
                                  San Francisco, CA  94104
                                  Attention: Treasurer
                                  Telephone: (415) 667-3901
                                  Facsimile: (415) 667-3800

            Sub-Adviser:          Name:
                                  Street Address:
                                  City and Zip Code:
                                  Attention:
                                  Telephone:
                                  Facsimile:

17. NONCOMPETE PROVISIONS. Except as set forth in Schedule D, Sub-Adviser is not and will not become a party to any noncompete agreement or other agreement or arrangement that would restrict, limit or otherwise interfere with the ability of Schwab Parties and their affiliates to employ or engage any person or entity, now or in the future, to provide investment advisory or other services.

18. SEVERABILITY. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

19. GOVERNING LAW. This Agreement will be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter will control. Any legal action or proceeding arising out of this Agreement will be brought only in the courts of the State of California located in the City and County of San Francisco or in the United

States District Court for the Northern District of California. Each party will submit to the jurisdiction of such courts and venue in such courts and will waive any claims that such courts lack jurisdiction or are inconvenient forums.

20. MISCELLANEOUS.

     (a) This Agreement constitutes the entire agreement and understanding between the parties relating to the Services. Any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement will be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder will operate as a waiver thereof.

     (b) This Agreement is entered into on behalf of each Fund severally, and not jointly, with the express intention that the provisions contained herein will apply separately with respect to each Fund, as if contained in separate agreements.

     (c) Except as set forth in Section 15, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which will be deemed an original and both of which, taken together, will be deemed to constitute one and the same instrument.

     (d) Company refers to Schwab Capital Trust and its Trustees, as Trustees but not individually or personally, acting under a Declaration of Trust dated May 7, 1993. A copy of the Certificate of Trust of Company is on file with the Secretary of State of the State of Massachusetts. Notice is hereby given that the obligations of Company entered into in the name of or on behalf of Company by any of its Trustees, representatives or agents are made not individually, but in such Company capacities. Such obligations are not binding upon any of the Trustees, shareholders or representatives of Company personally, but bind only the assets of Company belonging to such Fund for the enforcement of any claims against Company.

     (e) As used in this Agreement, any references to any laws (including, without limitation, the 1940 Act, Advisers Act, Code and CEA) incorporate the effects of: (i) any amendments to such laws; (ii) any rules or regulations promulgated under such laws; and (iii) any interpretations of such laws, rules or regulations by the applicable regulatory authorities.

NOW THEREFORE, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Charles Schwab Investment Management, Inc.

By:
    --------------------------
    Name:
    Title:

[Sub-Adviser]

By:
    --------------------------
    Name:
    Title:

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
                                       AND
                                  [SUB-ADVISER]

FUND(S)

1.
2.
3.
4.

Effective Date of this Schedule A: ____________________

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
                                       AND
                                  [SUB-ADVISER]

FEES

Fees will be accrued each day by applying to the Net Asset Value of the Managed Assets at the end of that day, the daily rate, using a 365-day year, equivalent to the applicable fee percentage set forth below ("Company Percentage"). Sub-Adviser represents and warrants that the Company Percentage now is and in the future will be equal to or less than the applicable fee percentage payable to Sub-Adviser under any other advisory or sub-advisory agreement for comparable investment advisory services (each a "Third Party Percentage"). If at any times, the Company Percentage is greater than any Third Party Percentage, the Company Percentage will be reduced to the lowest Third Party Percentage, including with respect to any advisory or sub-advisory agreement amended or entered into by Sub-Adviser after the effective date of this Schedule. Fees will be paid within 30 days following the end of each calendar quarter.

COMPANY PERCENTAGE

            _____      Basis points on the first        $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on the next         $ ___________

            _____      Basis points on amounts over     $ ___________




Effective Date of this Schedule B: ____________________

                                   SCHEDULE C
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
                                       AND
                                  [SUB-ADVISER]

MUTUAL CONFIDENTIALITY AND NON-DISCLOSURE AGREEEMENT

Effective Date of this Schedule C: ____________________

                                   SCHEDULE D
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
                                       AND
                                  [SUB-ADVISER]

NONCOMPETE PROVISIONS:

EFFECTIVE DATE OF THIS SCHEDULE D: ____________________

                                    EXHIBIT C

                             SUB-ADVISORY AGREEMENT

                       SCHWAB MULTI-MANAGER BALANCED FUND

         This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 14th day of January, 2002, by and between BERGER LLC, a Nevada limited liability company ("Berger") and PERKINS, WOLF, MCDONNELL & COMPANY, a Delaware corporation ("PWM").

         WHEREAS, Berger has entered into an Investment Sub-Advisory Agreement (the "Advisory Agreement") with Charles Schwab Investment Management, Inc. ("CSIM"), with respect to the Schwab Multi-Manager Balanced Fund (the "Fund"), a series of the Schwab Capital Trust, a Massachusetts Trust (the " Trust") pursuant to which Berger has agreed to provide investment advisory services with respect to the Fund; and

         WHEREAS, PWM is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, Berger desires to retain PWM to furnish investment advisory services with respect to the Fund, and PWM is willing to furnish such services;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Duties of PWM. Berger hereby engages the services of PWM as subadviser in furtherance of the Advisory Agreement. PWM agrees to perform the following duties, subject to the oversight of Berger and CSIM and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

            (a) PWM shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Berger, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Berger with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund as a regulated investment company;

            (b) PWM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Berger may reasonably require, in order to keep Berger, CSIM , the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of PWM, and the investment considerations which have given rise to those decisions;

            (c) PWM shall maintain all books and records required to be maintained by PWM pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees, CSIM, and Berger with such periodic and special reports as the Trustees, CSIM, or Berger reasonably may request. PWM hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust, CSIM, Berger, or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust, CSIM, Berger, or their designees any records which it maintains for the Trust upon request by the Trust;

            (d) At such times as shall be reasonably requested by the Trustees, CSIM, or Berger, PWM shall provide the Trustees, CSIM, and Berger with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees, CSIM and Berger any economic, statistical and investment services normally available to similar investment company clients of PWM; and

            (e) PWM will provide to Berger, CSIM, and the Trust for regulatory filings and other appropriate uses materially accurate and complete information relating to PWM as may reasonably be requested by Berger and the Trust from time to time and, notwithstanding anything herein to the contrary, PWM shall be liable to Berger for all damages, costs and expenses, including without limitation reasonable attorneys' fees (hereinafter referred to collectively as "Damages"), incurred by Berger as a result of any material inaccuracies or omissions in such information provided by PWM to Berger; provided, however, that PWM shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to PWM by Berger or CSIM.

                2. Further Obligations. In all matters relating to the
            performance of this Agreement, PWM shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees, CSIM, and Berger, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Berger agrees to provide to PWM copies of the Trust's Trust Instrument, bylaws,

            Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Berger, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                3. Obligations of Berger. Berger shall have the following
            obligations under this Agreement:

            (a) To keep PWM continuously and fully informed (or request the custodian of the Fund's assets to keep PWM so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time as such information is made available to Berger;

            (b) To furnish PWM with copies of any financial statements or reports made available to Berger;

            (c) To furnish PWM with any further materials or information which PWM may reasonably request and made available to Berger to enable it to perform its function under this Agreement; and

            (d) To compensate PWM for its services in accordance with the provisions of Section 4 hereof.

                4. Compensation. For PWM's services under this Agreement, Berger shall pay to PWM a fee equal to 50% of the advisory fee Berger receives from CSIM. Such fee shall be computed and accrued daily and payable 30 days from as of the last day of each quarter during which or part of which this Agreement is in effect. For the quarter during which this Agreement becomes effective and the month during which it terminates, however, there shall be an approprirate proration of the fee payable for such month based on the number of calendar days of such month during which the Agreement is effective.

                5. Expenses. PMW shall pay all its own costs and expenses
            incurred in rendering its service under this Agreement.

                6. Representations of PWM. PWM hereby represents, warrants and covenants to Berger as follows:

            (a) PWM: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and
     (v) will immediately notify Berger of the occurrence of any event that would disqualify PWM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against PWM that could have a material adverse effect upon PWM's ability to fulfill its obligations under this Agreement.

            (b) PWM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Berger with a copy of such code of ethics, together with evidence of its adoption. Upon request of CSIM or Berger , the president or a vice president of PWM shall certify to Berger and to CSIM that PWM has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of PWM's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Berger, PWM shall permit Berger, its employees or its agents to examine the reports required to be made to PWM by Rule 17j- 1
     (c)(1) and all other records relevant to PWM's code of ethics.

            (c) PWM has provided Berger with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger.

            (d) PWM will notify Berger of any change in the identity or control of its shareholders owning a 10% or greater interest in PWM, or any change that would constitute a change in control of PWM under the 1940 Act, prior to any such change if PWM is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to PWM.

                7. Representations of Berger. Berger hereby represents, warrants and covenants to PWM as follows:

            (a) Berger: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry selfregulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify PWM of the occurrence of any event that would disqualify Berger from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Berger that could have a material adverse effect upon Berger's ability to fulfill its obligations under this Agreement.

            (b) Berger has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide PWM with a copy of such code of ethics, together with evidence of its adoption.

            (c) Berger has provided PWM with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to PWM.

            (d) Berger will notify PWM of any change in the identity or control of its shareholders owning a 10% or greater interest in Berger, or any change that would constitute a change in control of Berger under the 1940 Act, prior to any such change if Berger is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to Berger.

                8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until __________________, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Berger, CSIM, or PWM, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund.

                9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to PWM at its principal place of business. This Agreement may also be terminated by Berger or the
            Trust: (i) upon a material breach by PWM of this Agreement,; or (ii) if PWM becomes unable to discharge its duties and obligations under this Agreement. This Agreement may not be terminated by PWM prior to January 1, 2003. Thereafter, this agreement may be terminated by Berger or by PWM at any time, without cause and without payment of any penalty, upon 120 days written notice by either party. In addition, this Agreement shall terminate, without penalty, upon the termination of the Sub-Advisory Agreement.

                10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

                11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and, if required by applicable law, if such amendment is approved
            (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, CSIM, or Berger, PWM or their affiliates, and (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                12. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN
            that the Trust is a business trust organized under the State of Massachusetts pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Massachusetts. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         13. Limitation of Liability of PWM. Berger will not seek to hold PWM, and PWM shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "PWM" shall include any affiliate of PWM performing services for the Fund contemplated hereunder and directors, officers and employees of PWM and such affiliates.

         14. Activities of PWM. The services of PWM hereunder are not to be deemed to be exclusive, and PWM is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in PWM as directors, officers and shareholders of PWM, that directors, officers, employees and shareholders of PWM are or may become similarly interested in the Trust, and that PWM may become interested in the Trust as a shareholder or otherwise.

         15. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto.

         16. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

             (a)      To Berger at:

                      Berger LLC
                      210 University Boulevard, #800
                      Denver, Colorado 80206
                      Attention: President

                      Phone: (303) 329-0200
                      Fax: (303) 394-4397

                      with a copy to the following at the same address above:

                      Attention:  Anthony R. Bosch
                      Phone:  (303) 336-4568
                      Fax:  (303) 336-4633

             (b)      To PWM at:

                      Perkins, Wolf, McDonnell & Company
                      310 S. Michigan Avenue #2600
                      Chicago, Illinois 60604
                      Attention: President
                      Phone: (312) 922-0355
                      Fax: (312) 922-0418
                      with a copy to:

                      John R. Short, Esq.
                      Blackwell Sanders Peper Martin L.L.P.
                      720 Olive Street
                      Suite 2400
                      St. Louis, Missouri 63101
                      Phone: (314) 345-6430
                      Fax: (314) 345-6060

         17. Certain Definitions. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an originally, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

     BERGER LLC                                PERKINS, WOLF,

                                               MCDONNELL & COMPANY

     By:                                       By:
        ------------------------------            ----------------------------
        Jack R. Thompson                          Gregory E. Wolf
        President                                 Chief Operating Officer

                              SCHWAB CAPITAL TRUST
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                    THE SCHWAB MARKETMANAGER GROWTH PORTFOLIO

                                 March 25, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              SCHWAB CAPITAL TRUST

This proxy is for your use in voting on various matters relating to the Schwab MarketManager Growth Portfolio (the "Fund"), a portfolio of Schwab Capital Trust (the "Trust"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Koji E. Felton and Stephen B. Ward, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 28, 2002 (the "Special Meeting"), at Schwab University Auditorium, 101 Montgomery St., 2nd Floor, San Francisco, California, 94104, commencing at 9 a.m. Pacific time and any adjournments thereof, to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-XXX-XXX.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [x]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

                                              KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Vote on Converting the MarketManager Growth Portfolio to a Multi-Manager Fund and amending its fundamental investment objective.

                                                              For    Against    Abstain

To vote for all of the Proposals.                             [ ]      [ ]       [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH PROPOSAL.

1.       To authorize Charles Schwab                          [ ]      [ ]       [ ]
         Investment Management, Inc. ("CSIM"),
         subject to the supervision and approval
         of the Board of Trustees, to hire, terminate
         or replace investment sub-advisers without
         shareholder approval.

2.       To approve the amendment to                          [ ]      [ ]       [ ]

         the investment advisory and
         administration agreement with CSIM.

3A.      To approve all the sub-advisory agreements.          [ ]      [ ]       [ ]

GO TO PROPOSAL 4A UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF
PROPOSAL 3.

         (1)      Eagle Asset Management, Inc.                [ ]      [ ]       [ ]
         (2)      Harris Associates, L.P.                     [ ]      [ ]       [ ]
         (3)      TCW Investment Management Company           [ ]      [ ]       [ ]
         (4)      Thornburg Investment Management, Inc.       [ ]      [ ]       [ ]

                                                              For    Against    Abstain

4A.      To amend the fundamental investment objective.       [ ]      [ ]       [ ]

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.



----------------------------------------------       ---------------------------
Signature [PLEASE SIGN WITHIN BOX]                   Date


----------------------------------------------
Print Name


----------------------------------------------       ---------------------------
Signature [Joint Owners]                             Date


----------------------------------------------
Print Name

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              SCHWAB CAPITAL TRUST
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                   THE SCHWAB MARKETMANAGER BALANCED PORTFOLIO

                                 March 25, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              SCHWAB CAPITAL TRUST

This proxy is for your use in voting on various matters relating to the Schwab MarketManager Balanced Portfolio (the "Fund"), a portfolio of Schwab Capital Trust (the "Trust"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Koji E. Felton and Stephen B. Ward, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 28, 2002 (the "Special Meeting"), at Schwab University Auditorium, 101 Montgomery St., 2nd Floor, San Francisco, California 94104 commencing at 9 a.m. Pacific time and any adjournments thereof, to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-XXX-XXX.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [x]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Vote on Converting the MarketManager Balanced Portfolio to a Multi-Manager Fund and amending its fundamental investment objective.

                                                              For     Againt   Abstain
To vote for all of the Proposals.                             [ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH PROPOSAL.

1.       To authorize Charles Schwab                          [ ]      [ ]      [ ]
         Investment Management, Inc. ("CSIM"),
         subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment sub-advisers without shareholder approval.

2.       To approve the amendment to                          [ ]      [ ]      [ ]
         the investment advisory and
         administration agreement with CSIM.

3B.      To approve all the sub-advisory agreements.          [ ]      [ ]      [ ]

GO TO PROPOSAL 4B UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3.

         (1)      Aronson + Partners                          [ ]      [ ]      [ ]
         (2)      Berger Financial Group, LLC                 [ ]      [ ]      [ ]
         (3)      Perkins, Wolf, McDonnell & Co.              [ ]      [ ]      [ ]
         (4)      Eagle Asset Management, Inc.                [ ]      [ ]      [ ]
         (5)      PIMCO                                       [ ]      [ ]      [ ]


                                                              For     Againt   Abstain

4B.      To amend the fundamental investment objective.       [ ]      [ ]      [ ]

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.




----------------------------------------------       ---------------------------
Signature [PLEASE SIGN WITHIN BOX]                   Date


----------------------------------------------
Print Name


----------------------------------------------       ---------------------------
Signature [Joint Owners]                             Date


----------------------------------------------
Print Name


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              SCHWAB CAPITAL TRUST
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                  THE SCHWAB MARKETMANAGER SMALL-CAP PORTFOLIO

                                 March 25, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              SCHWAB CAPITAL TRUST

This proxy is for your use in voting on various matters relating to the Schwab MarketManager Small-Cap Portfolio (the "Fund"), a portfolio of Schwab Capital Trust (the "Trust"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Koji E. Felton and Stephen B. Ward, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 28, 2002 (the "Special Meeting"), at Schwab University Auditorium, 101 Montgomery St., 2nd Floor, San Francisco, California, 94104 commencing at 9 a.m. Pacific time and any adjournments thereof, to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-XXX-XXX.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [x]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Vote on Converting the MarketManager Small-Cap Portfolio to a Multi-Manager Fund

                                                              For    Against   Abstain
To vote for all of the Proposals.                             [ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH PROPOSAL.

1.       To authorize Charles Schwab                          [ ]      [ ]      [ ]
         Investment Management, Inc. ("CSIM"),
         subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment sub-advisers without shareholder approval.

2.       To approve the amendment to                          [ ]      [ ]      [ ]
         the investment advisory and
         administration agreement with CSIM.

3C.      To approve all the sub-advisory agreements.          [ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3.

         (1)      Royce & Associates, Inc.                    [ ]      [ ]      [ ]
         (2)      TCW Investment Management, Inc.             [ ]      [ ]      [ ]

                                                              For    Against   Abstain
         (3)      Tocqueville Asset Management L.P.           [ ]      [ ]      [ ]
         (4)      Veredus Asset Management, LLC               [ ]      [ ]      [ ]

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.




----------------------------------------------       ---------------------------
Signature [PLEASE SIGN WITHIN BOX]                   Date


----------------------------------------------
Print Name


----------------------------------------------       ---------------------------
Signature [Joint Owners]                             Date


----------------------------------------------
Print Name

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              SCHWAB CAPITAL TRUST
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                THE SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO

                                 March 25, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                              SCHWAB CAPITAL TRUST

This proxy is for your use in voting on various matters relating to the Schwab MarketManager International Portfolio (the "Fund"), a portfolio of Schwab Capital Trust (the "Trust"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Koji E. Felton and Stephen B. Ward, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 28, 2002 (the "Special Meeting"), at Schwab University Auditorium, 101 Montgomery St, 2nd Floor, San Francisco, California, 94104 commencing at 9 a.m. Pacific time and any adjournments thereof, to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-XXX-XXX.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [x]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

                                              KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Vote on Converting the MarketManager International Portfolio to a Multi-Manager Fund

                                                              For    Against   Abstain
To vote for all of the Proposals.                             [ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH PROPOSAL.

1.       To authorize Charles Schwab                          [ ]      [ ]      [ ]
         Investment Management, Inc.
         ("CSIM"), subject to the
         supervision and approval of
         the Board of Trustees, to
         hire, terminate or replace
         investment sub-advisers
         without shareholder approval.

2.       To approve the amendment to                          [ ]      [ ]      [ ]
         the investment advisory and
         administration agreement with CSIM.

3D.      To approve all the sub-advisory agreements.          [ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3.

         (1)      American Century Investment        .        [ ]      [ ]      [ ]
                  Management, Inc.

         (2)      Artisan Partners L.P.                       [ ]      [ ]      [ ]
         (3)      Harris Associates, L.P.                     [ ]      [ ]      [ ]
         (4)      William Blair & Company, LLC                [ ]      [ ]      [ ]


Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.




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Signature [PLEASE SIGN WITHIN BOX]                   Date


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Print Name


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Signature [Joint Owners]                             Date


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Print Name


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.






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